UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12.

Kansas City Southern

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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427 West 12th Street
Kansas City, Missouri 64105
KANSAS CITY SOUTHERN
NOTICE AND PROXY STATEMENT
for
the Annual Meeting of Stockholders
to be held
May 5, 2005
YOUR VOTE IS IMPORTANT!
Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, or vote by telephone or through the Internet as described on the proxy card.
Mailing of this Notice and Proxy Statement, the accompanying enclosed Proxy Card and the accompanying 2004 Annual Report
commenced on or about April 6, 2005

KANSAS CITY SOUTHERN
427 West 12th Street
Kansas City, Missouri 64105
April 6, 2005
To Our Stockholders:
      You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern, at Union Station Kansas City, Zephyr Room, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 5, 2005. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.
      We urge you to read these proxy materials and the Annual Report and to participate in the Annual Meeting either in person or by proxy. Whether or not you plan to attend the meeting in person, please sign and return promptly the accompanying proxy card, in the envelope provided, to assure that your shares will be represented. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card.

Sincerely,

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer

KANSAS CITY SOUTHERN
427 West 12th Street
Kansas City, Missouri 64105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The Annual Meeting of the Stockholders of Kansas City Southern, a Delaware corporation (“KCS” or the “Company”), will be held at Union Station Kansas City, Zephyr Room, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m. on Thursday, May 5, 2005, to consider and vote upon:

(1) Election of Two Directors;

(2) Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to Increase the Number of Shares Authorized for Issuance under the Plan;

(3) Ratification of the Audit Committee’s Selection of KPMG LLP as KCS’s independent accountants for 2005; and

(4) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.
      Only stockholders of record at the close of business on March 7, 2005, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By Order of the Board of Directors,

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer
The date of this Notice is April 6, 2005.
      Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in this notice and proxy statement. Please also indicate on your proxy card whether you plan to attend the Annual Meeting.

KANSAS CITY SOUTHERN
427 West 12th Street
Kansas City, Missouri 64105
PROXY STATEMENT

Page

Information About the Annual Meeting	1
Voting	2
Principal Stockholders and Stock Owned Beneficially by Directors and Certain Executive Officers	5
Proposal 1 — Election of Two Directors	8
The Board of Directors	9
Audit Matters	18
Proposal 2 — Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to Increase the Number of Shares Authorized for Issuance under the Plan	19
Proposal 3 — Ratification of the Audit Committee’s Selection of Independent Accountants	25
Management Compensation	26
Stockholder Proposals	39
Section 16(a) Beneficial Ownership Reporting Compliance	40
Householding of Annual Meeting Materials	40
Other Matters	41
Appendix A — 1991 Amended and Restated Stock Option and Performance Award Plan	A-1

INFORMATION ABOUT THE ANNUAL MEETING
Why Were KCS’s Stockholders Sent this Proxy Statement?
      Kansas City Southern, a Delaware corporation (“KCS”), is mailing this Proxy Statement on or about April 6, 2005 to its stockholders of record on March 7, 2005 in connection with KCS’s Board of Directors’ solicitation of proxies for use at the 2005 Annual Meeting of Stockholders and any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at Union Station Kansas City, Zephyr Room, 30 West Pershing Road, Kansas City, Missouri, on Thursday, May 5, 2005 at 10:00 a.m. The Notice of Annual Meeting of Stockholders, KCS’s 2004 Annual Report to Stockholders (the “Annual Report”), and a proxy card accompany this Proxy Statement.
      KCS will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCS may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. KCS has engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in the solicitation of proxies and provide related informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $17,500 in the aggregate. KCS will pay these fees and expenses. In addition, KCS may reimburse brokerage firms and other persons representing beneficial owners of KCS shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.
      Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement, the proxy card and the Annual Report to the beneficial owners of KCS’s stock held of record by them. Upon request, KCS will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.
Who May Attend the Annual Meeting?
      Only KCS stockholders or their proxies and guests of KCS may attend the Annual Meeting. Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCS by contacting the office of the Corporate Secretary at KCS’s principal executive offices, (816) 983-1538. If written requests are made to the Corporate Secretary of KCS, they should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). To provide KCS sufficient time to arrange for reasonable assistance, please submit all requests by April 28, 2005.
What Matters Will Be Considered at the Annual Meeting?
      At the Annual Meeting, stockholders will consider and vote upon: (1) the election of two directors; (2) approval of an amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan (the “1991 Plan”) to increase the number of shares authorized for issuance under the 1991 Plan; (3) ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005; and (4) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters’ rights of appraisal in connection with the matters set forth in (1), (2) and (3) of the preceding sentence. These three matters have been proposed by the Board of Directors, and none of them is related to or contingent upon any of the others. The Board of Directors knows of no other matters that will be presented or voted on at the Annual Meeting.

VOTING
Which Stockholders May Vote at the Annual Meeting?
      Only the holders of KCS’s common stock, par value $0.01 per share (the “Common Stock”), and preferred stock, par value $25.00 per share (the “Preferred Stock”), of record at the close of business on March 7, 2005 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, KCS had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 63,580,770 shares of Common Stock (which does not include 9,788,346 shares held in treasury) for a total of 63,822,940 shares eligible to be voted at the Annual Meeting.
      The Common Stock and the Preferred Stock (collectively, the “Voting Stock”) constitute KCS’s only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number. This Proxy Statement solicits discretionary authority to vote cumulatively for the election of directors, and the accompanying form of proxy or telephone or Internet vote grants that authority.
How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals?
      Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares. Abstentions and broker non-votes (defined below) are counted as present and entitled to vote for purposes of determining a quorum.
      The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote, provided a quorum exists. A plurality means receiving the largest number of votes, and where, as here, there are two vacancies for director, the two nominees with the highest number of affirmative votes are elected. On any proposal other than the election of directors, the percentage of shares required to be voted in the proposal depends on the proposal. In most proposals, including the second and third proposals herein (approval of an amendment to the 1991 Plan to increase the number of shares authorized for issuance under that plan and ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005, respectively), the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy and entitled to vote on the subject matter, provided a quorum is present, is required for the adoption of the proposal.
      Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCS in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.
What if a Stockholder Holds Shares in a Brokerage Account?
      The Voting Stock is traded on the New York Stock Exchange, Inc. (the “NYSE”). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in the broker’s name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares. Brokers will not be permitted to vote on Proposal 2 if they have not received directions from their customers.
      A “broker non-vote” occurs when a broker holding shares of Voting Stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Special Meeting because, in most cases, some of the shares held in the broker’s name have been voted, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will not be considered present and entitled to vote on non-discretionary items and will have no effect on the vote.
How may a Stockholder Vote by Proxy?
      Stockholders may vote by proxy in three ways, each of which is valid under Delaware law.

•	By Internet: Access our Internet voting site at http://www.eproxyvote.com/ksua and follow the instructions on the screen, prior to 5:00 p.m., central time, May 4, 2005 (May 3, 2005 for participants in certain employee benefit plans discussed below).

•	By Telephone: Using a touch-tone telephone, call toll-free 1-800-758-6973 and follow the voice instructions, prior to 5:00 p.m., central time, May 4, 2005 (May 3, 2005 for participants in certain employee benefit plans discussed below).

•	By Mail: Mark, sign, date and return the enclosed proxy or instruction card.
How are a Stockholder’s Shares Voted if the Stockholder Submits a Proxy?
      Stockholders who return a properly executed proxy card or properly vote via the Internet or telephone are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCS whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to KCS.
      The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy or authorizing the proxy and voting by Internet or telephone. If a properly executed, or authorized, and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the election of the persons nominated by management for directorships, FOR approval of an amendment to the 1991 Plan to increase in the number of shares authorized for issuance under that plan, FOR ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005, and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. The Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of nominees recommended by the KCS Board of Directors’ Nominating and Corporate Governance Committee.
May a Stockholder Revoke His or Her Proxy or Voting Instruction Card?
      At any time before the polls for the Annual Meeting are closed, a stockholder who holds stock in his or her name may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or to the date of a prior electronic vote or telephone vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to the Corporate Secretary of KCS. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker’s procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Participants in certain employee benefit plans, as discussed below, must contact the plan trustee and comply with its procedures if the participant wishes to revoke or change his or her voting instructions. Attendance at the Annual Meeting will not have the effect of revoking a properly executed or authorized proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.
How do Participants in KCS’s or DST Systems, Inc.’s Employee Stock Ownership Plans, in KCS’s 401(k) and Profit Sharing Plan, or in KCS’s union 401(k) plans Vote?
      Participants in KCS’s and DST Systems, Inc.’s employee stock ownership plans (“ESOPs”), in KCS’s 401(k) and Profit Sharing Plans (“401(k) Plan”) and in KCS’s union 401(k) plans (“Union Plans”) are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the respective trustees of these ESOPs, 401(k) Plan and Union Plans how to vote the shares of Common Stock held on behalf of the participant.(1) The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated on the voting instruction card.1 If voting instructions are not given by the participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from the plan participants. Unless giving voting instructions by Internet or telephone, the voting instruction card should be returned in the envelope provided to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064. The voting instruction card should not be returned to KCS or DST Systems, Inc. (“DST”). ESOP participants, 401(k) Plan participants and Union Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.
Are the Votes of Participants in the ESOPs, the 401(k) Plan and the Union Plans Confidential?
      Under the terms of the ESOPs, the 401(k) Plan and the Union Plans, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants’ free exercise of their voting rights.

      1 Voting instructions may also be given by Internet or telephone by participants in the KCS and DST ESOPs and the KCS 401(k) and Profit Sharing Plan, and the accompanying voting instruction card relating to such plans contains the Internet address and toll-free number.

PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
      The following table sets forth information as of the Record Date concerning the beneficial ownership of KCS’s Common Stock by: (1) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors, the Chief Executive Officer and the four other most highly compensated executive officers for 2004; and (iii) all executive officers and directors as a group. KCS is not aware of any beneficial owner of more than five percent of the Preferred Stock. None of the directors or executive officers own any shares of Preferred Stock. For purposes of complying with the requirements of a KCS subsidiary’s bylaws and the laws of the foreign country in which the subsidiary is incorporated, each of several KCS officers holds the legal, but not the equitable, interest in a single share of such subsidiary’s stock. Such holdings constitute less than 1% of the subsidiary’s stock. Except for these shares, no officer or director of KCS owns any equity securities of any subsidiary of KCS. Holders of 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C (“Series C Preferred Stock”) do not have any voting rights except under certain limited circumstances or as otherwise from time to time required by law, and do not currently have rights to vote at the Annual Meeting. No officer or director of KCS owns any shares of Series C Preferred Stock. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the beneficial owners have sole power to vote and dispose of the shares. KCS is not aware of any arrangement which would at a subsequent date result in a change of control of KCS.

Name and Address	Common Stock(1)		Percent Of Class(1)

Dimensional Fund Advisors Inc.	4,370,715	(2)	6.87%
Mac-Per-Wolf Company	4,620,575	(3)	7.27%
PWMCO, LLC, Perkins, Wolf, McDonnell and Company, LLC
Waddell & Reed Financial, Inc.,	3,449,920	(4)	5.43%
Waddell & Reed Ivy Investment Company,
Waddell & Reed Investment Management Company,
Waddell & Reed, Inc.,
Waddell & Reed Financial Services, Inc.
Merrill Lynch & Co. Inc.	3,733,815	(5)	5.87%
(on behalf of Merrill Lynch Investment Managers),
FAM (Sub) ADV Federated Investment Management Co.,
FAM (Sub) ADV Gartmore Mutual Fund Capital Trust,
FAM (Sub) ADV Pacific Life Insurance Company Fund Asset Management, L.P.,
Merrill Lynch Investment Managers, L.P.,
Merrill Lynch Investment Managers, LLC
A. Edward Allinson	116,033	(6)	*
Director
Gerald K. Davies	159,977	(7)	*
Former Executive Vice President and Chief Operating Officer
Robert J. Druten	6,412	(8)	*
Director
Michael G. Fitt	126,800	(9)	*
Director
Michael R. Haverty	2,652,291	(10)	4.09%
Chairman of the Board, President and Chief Executive Officer
Jerry W. Heavin	74,924	(11)	*
Senior Vice President — International Engineering of KCSR
James R. Jones	97,580	(12)	*
Director

Name and Address	Common Stock(1)		Percent Of Class(1)

Thomas A. McDonnell	631,103	(13)	*
Director
Jay M. Nadlman	65,692	(14)	*
Associate General Counsel and Corporate Secretary
Karen L. Pletz	30,000	(15)	*
Director
Ronald G. Russ	94,034	(16)	*
Executive Vice President and Chief Financial Officer
Rodney E. Slater	50,000	(17)	*
Director
All Directors and Executive Officers as a Group (17 Persons)**	4,280,145	(18)	6.51%

*	Less than one percent of the outstanding shares.

**	Includes Mr. Davies who is included as a Named Executive Officer in the Summary Compensation Table, but who is no longer an executive officer of KCS, as well as Arthur L. Shoener, who is KCS’s current Executive Vice President and Chief Operating Officer of KCS.

(1)	Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date, or will become exercisable within 60 days of that date, are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are exercisable on the Record Date, or exercisable within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. The list of executive officers of KCS is included in KCS’s Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(2)	The address of Dimensional Fund Advisors Inc. (“Dimensional”) is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional is a registered investment advisor that furnishes investment advice to four registered investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). These securities are owned by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of all such securities. This information is based on Dimensional’s Schedule 13G Amendment No. 1 filed February 9, 2005.

(3)	The address of Mac-Per-Wolf Company and its two subsidiaries, PWMCO, LLC and Perkins, Wolf, McDonnell and Company, LLC, is 310 S. Michigan Ave., Suite 2600, Chicago, IL 60604. Perkins, Wolf, McDonnell and Company, LLC, a registered investment adviser, furnishes investment advice to various registered investment companies and to individual and institutional clients (collectively referred to herein as “Managed Portfolios”). The Managed Portfolios have the right to receive all dividends from, and the proceeds from the sale of, the securities held in their respective accounts. The interest of any one such person does not exceed 5% of the class of securities. PWMCO, LLC is a wholly-owned subsidiary of Mac-Per-Wolf Company and is both a registered broker dealer and a registered investment adviser. This information is based on Schedule 13G Amendment No. 1 filed January 31, 2005.

(4)	The address for each of Waddell & Reed Ivy Investment Company, Waddell & Reed Investment Management Company, Waddell & Reed, Inc., Waddell & Reed Financial Services, Inc., and Waddell & Reed Financial, Inc., is 6300 Lamar Avenue, Overland Park, KS 66202. The securities are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Waddell & Reed Ivy Investment Company (“WRIICO”), an investment advisory subsidiary of Waddell & Reed Financial, Inc. (“WDR”) or Waddell & Reed Investment Management Company (“WRIMCO”), an investment advisory subsidiary of Waddell & Reed, Inc. (“WRI”). WRI is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc., a parent holding company (“WRFSI”). In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grant WRIICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant WRIICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, WRIICO and/or WRIMCO may be deemed the beneficial owner of the securities. These entities have sole voting and dispositive power over the following number of shares of KCS Common Stock: WDR — 3,449,920 (indirect), WRFSI — 2,966,520 (indirect), WRI — 2,966,520 (indirect), WRIMCO — 2,966,520 (direct), and WRIICO — 483,400 (direct). WRIICO, WRIMCO, WRI, WRFSI and WDR are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Securities Exchange Act of 1934. Indirect “beneficial ownership” is attributed to the respective parent companies solely because of the parent companies’ control relationship to WRIMCO. This information is based on Schedule 13G Amendment No. 1 filed February 8, 2005.

(5)	Merrill Lynch & Co., Inc. (“ML&Co.”) is a parent holding company. Merrill Lynch Investment Managers (“MLIM”) is an operating division of ML&Co. consisting of ML&Co.’s indirectly-owned asset management subsidiaries. The following asset management subsidiaries hold certain shares of the Common Stock, FAM (Sub) ADV Federated Investment Management Co., FAM (Sub) ADV Gartmore Mutual Fund Capital Trust, FAM (Sub) ADV Pacific Life Insurance Company, Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P., and Merrill Lynch Investment Managers, LLC. The address for these entities is World Financial Center, North Tower, 250 Vesey Street, New York, NY 10381. MLIM of ML&Co. is comprised of the following legal entities: Merrill Lynch Investment Managers, L.P., (“MLIMLP”) doing business as Merrill Lynch Investment Managers; Fund Asset Management, L.P. (“FAM”) doing business as Fund Asset Management; Merrill Lynch Investment Managers, LLC (“MLIMLLC”); Merrill Lynch Asset Management U.K. Limited (“MLAM UK”); Merrill Lynch (Suisse) Investment Management S.A. (“MLS”); Merrill Lynch Investment Managers International Limited (“MLIMI”); Merrill Lynch Investment Managers Limited; Merrill Lynch Investment Managers (Asia Pacific) Limited; Merrill Lynch Investment Managers (Asia) Limited; Merrill Lynch Investment Managers Limited (Australia); Merrill Lynch Investment Managers (Isle of Man) Limited; Munich London Investment Management Limited; Munich London Investment Management (Jersey) Limited; Merrill Lynch Investment Managers Co. Ltd; DSP Merrill Lynch Fund Managers Ltd; Merrill Lynch Global Asset Management Limited; Merrill Lynch Fund Managers Limited; Merrill Lynch Fund Managers (Channel Islands) Limited; Merrill Lynch Investment Managers (Channel Islands) Limited; and Merrill Lynch Pensions Limited. Each of MLIMLP, FAM, MLAM UK, MLS and MLIMI is a registered investment adviser which acts as investment adviser to various registered investment companies. Each other firm constituting part of MLIM is an investment adviser operating under the laws of a jurisdiction other than the United States. The investment advisers that comprise MLIM exercise voting and investment powers over portfolio securities independently from other direct and indirect subsidiaries of ML&Co. The information is based on Schedule 13G Amendment No. 1 filed January 19, 2005.

(6)	Mr. Allinson’s beneficial ownership includes 94,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,200 shares held in a Keogh plan.

(7)	Mr. Davies was the Executive Vice President and Chief Operating Officer until his retirement on January 10, 2005 and is one of the Named Executive Officers in the Summary Compensation Table. Mr. Davies’ beneficial ownership includes 87,360 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 587 shares allocated to his account in the KCS ESOP.

(8)	Mr. Druten’s beneficial ownership includes 1,000 shares held by a charitable foundation.

(9)	Mr. Fitt’s beneficial ownership includes 76,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 50,800 shares held in trusts for which he is the trustee with sole voting and dispositive power.

(10)	Mr. Haverty’s beneficial ownership includes 1,333,160 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 26,358 shares allocated to his account in the KCS ESOP, 11,125 shares allocated to his account in KCS’s 401(k) and Profit Sharing Plan, 412 shares held by one of his children and 375,000 shares held in trusts for his children for which his brother acts as trustee.

(11)	Mr. Heavin’s beneficial ownership includes 72,308 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 811 shares allocated to his account in KCS’s 401(k) and Profit Sharing Plan.

(12)	Mr. Jones’ beneficial ownership includes 82,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date. Mr. Jones and his wife jointly own 4,150 of the total shares listed.

(13)	Mr. McDonnell’s beneficial ownership includes 40,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 1,103 shares allocated to his account in the DST ESOP, 500,000 shares held by a subsidiary of DST and for which Mr. McDonnell disclaims beneficial ownership, and 40,000 shares held by a charitable foundation and for which Mr. McDonnell disclaims beneficial ownership. Mr. McDonnell and his wife jointly own 50,000 of the total shares listed.

(14)	Mr. Nadlman’s beneficial ownership includes 50,400 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 5,737 shares allocated to his account in the KCS ESOP. Mr. Nadlman and his wife jointly own 6,719 of the total shares listed.

(15)	Ms. Pletz’s beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(16)	Mr. Russ’ beneficial ownership includes 78,291 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(17)	Mr. Slater’s beneficial ownership includes 50,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(18)	The number includes 2,144,057 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,015,060 shares otherwise held indirectly. A director disclaims beneficial ownership of 540,000 of the total shares listed.
PROPOSAL 1 — ELECTION OF TWO DIRECTORS
      The Board of Directors of KCS is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2008 or when their successors are elected and qualified.
      Two persons have been nominated by the Board of Directors, following recommendation by the Nominating and Corporate Governance Committee, for election as directors. All of these nominees are presently directors of KCS, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.
      As explained further under “How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals,” directors are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

Nominees for Directors to Serve Until the Annual Meeting of Stockholders in 2008

Robert J. Druten, age 57, has been a director of KCS since July 26, 2004. Mr. Druten has been the Executive Vice President and Chief Financial Officer at Hallmark Cards, Inc. since September 1994. From 1991 until 1994, he served as Executive Vice President and Chief Financial Officer of Crown Media, Inc., a cable communications subsidiary of Hallmark. He served as Vice President of Corporate Development and Planning of Hallmark Cards, Inc. from 1989 until 1991. Prior to joining Hallmark in 1986, Mr. Druten held a variety of executive positions with Pioneer Western Corporation from 1983 to 1986. From 1978 to 1983, he served as corporate development specialist for Kansas City Southern Industries, Inc. He served as a certified public accountant with Arthur Young & Co. from 1970 to 1978. Mr. Druten also is a member of the Hallmark Entertainment, Inc., Crown Media Holdings, Inc. and the Hallmark United Kingdom Holdings board of directors. Mr. Druten is a trustee and Chairman of the Board of Entertainment Properties Trust, a real estate investment trust.

Rodney E. Slater, age 50, has been a director of KCS since June 5, 2001. Mr. Slater is a partner in the public policy practice group of the firm Patton Boggs LLP and has served as head of the firm’s transportation practice group in Washington, D.C. since April 1, 2001. He served as U.S. Secretary of Transportation from 1997 to January 2001 and head of the Federal Highway Administration from 1993 to 1996. Mr. Slater is also a director of Southern Development Bancorporation and Parsons Brinckerhoff International Advisory Board.

YOUR BOARD RECOMMENDS THAT YOU VOTE
“FOR”
THE ELECTION OF THE BOARD’S NOMINEES
THE BOARD OF DIRECTORS
      The Board of Directors met six times in 2004, two of which were by telephone. The Board meets regularly to review significant developments affecting KCS and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. During 2004, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.
Directors Serving Until the Annual Meeting of Stockholders in 2006

Michael G. Fitt, age 73, has been a director of KCS since 1986. Prior to retirement, he was Chairman and Chief Executive Officer of Employers Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and President of that company from 1979 through 1991. Employers Reinsurance Corporation, a subsidiary of General Electric Capital Services, Inc., is a reinsurance company. Mr. Fitt is also a director of DST.

Michael R. Haverty, age 60, has been the President and Chief Executive Officer of KCS since July 12, 2000 and a director since May 1995. Mr. Haverty has served as Chairman of the Board of KCS since January 1, 2001. Mr. Haverty served as Executive Vice President of KCS from May 1995 until July 12, 2000. He has been President, Chief Executive Officer and a director of The Kansas City Southern Railway Company (“KCSR”), a subsidiary of KCS, since May 1995. He has served as Chairman of the Board of KCSR since November 1999. Mr. Haverty has served as a director of the Panama Canal Railway Company, an affiliate of KCS, since October 1996 and as Co-Chairman of the Board of Directors of that company since May 1999. Mr. Haverty has served as Co-Chairman of Panarail Tourism Company, an affiliate of KCS, since October 2000. He is also a director and Chairman of the Executive Committee of the Board of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., an affiliate of KCS. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991.

Thomas A. McDonnell, age 59, has served as a director of KCS since March 18, 2003. Mr. McDonnell is not an officer of KCS. He previously served as a director of KCS from 1983 until October 1995, as Executive Vice President of KCS from February 1987 until October 1995, and as a director of The Kansas City Southern Railway Company from December 1989 through October 1995. Mr. McDonnell has served as a director of DST since 1971, as Chief Executive Officer of DST since October 1984, and as President of DST since January 1973 (except for a 30-month period from October 1984 to April 1987). He served as Treasurer of DST from February 1973 to September 1995 and as Vice Chairman of the Board from June 1984 to September 1995. DST provides information processing and computer software services and products to the financial services industry (primarily mutual funds, corporations and investment managers), video/broadband/satellite TV industry, communications industry and other service industries. He is a director of Blue Valley Ban Corp., Commerce Bancshares, Inc., Euronet Worldwide, Inc. and Garmin Ltd. and serves on the audit committees of each of these public companies, with the exception of Blue Valley Ban Corp.

Directors Serving Until the Annual Meeting of Stockholders in 2007

A. Edward Allinson, age 70, has been a director of KCS since 1990. He served as the Chief Executive Officer and Chairman of the Board of EquiServe LP (now EquiServe, Inc. and a wholly-owned subsidiary of DST; “EquiServe”) from December 1999 through October 2000. EquiServe provides stock transfer and related services to publicly listed corporations. Mr. Allinson was an Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. (“BFDS”), and Executive Vice President of State Street Corporation from March 1990 through December 1999. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. DST owns 50% of BFDS. Mr. Allinson is also a director of DST.

James R. Jones, age 65, has been a director of KCS since November 1997. Mr. Jones is also a director of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. and TFM, S.A. de C.V., both affiliates of KCS. He has been Senior Counsel to the firm of Manatt, Phelps & Phillips since March 1, 1999. Mr. Jones is also Co-Chairman of Manatt Jones Global Strategies. He is also Chairman of Globe Ranger Corp. Mr. Jones was President of Warnaco Inc. International Division, 1997 through 1998; U.S. Ambassador to Mexico, 1993 through 1997; and Chairman and Chief Executive Officer of the American Stock Exchange, 1989 through 1993. Mr. Jones served as a member of the U.S. Congress representing Oklahoma for 14 years. He was White House Special Assistant and Appointments Secretary to President Lyndon Johnson. Mr. Jones is also a director of Anheuser-Busch; Grupo Modelo, S.A. de C.V.; San Luis Corporacion; and Keyspan Energy Corporation.

Karen L. Pletz, age 57, has been a director of KCS since March 1, 2004. Ms. Pletz has been the President and Chief Executive Officer of The Kansas City University Of Medicine and Biosciences (formerly The University of Health Sciences) since 1995. From 1978 to 1995, Ms. Pletz served as a Senior Vice President and Attorney for Central Bank, Jefferson City, Missouri and Division Manager of the Financial Management and Trust Services Division, Retail Bank Division and Marketing and Public Relations of Central Bank. In addition, from 1983 to 1984, Ms. Pletz was a partner at the law firm of Cook, Vetter, Doerhoff and Pletz, specializing in business and estate planning.

Policy on Director Attendance at Annual Stockholder Meetings.
      KCS directors are expected to attend annual stockholder meetings. All directors serving at the time of the 2004 annual stockholder meeting attended that meeting.
Director Qualifications, Qualities and Skills.
      The Corporate Governance Guidelines of Kansas City Southern (the “Guidelines”), available at www.kcsi.com, set forth certain qualifications, qualities and skills that directors and nominees must meet to be directors or to be considered as director-nominees. Under the Guidelines, the KCS directors and nominees must be committed to representing the long-term interests of stockholders and must meet, at a minimum, the following qualifications:

•	Highest personal and professional ethics, integrity and values;

•	Independence, in accordance with the requirements of the NYSE, unless their lack of independence would not prevent two-thirds of the Board from meeting such requirements;

•	No current service on boards of companies that, in the judgement of the Nominating and Corporate Governance Committee, are in competition with, or opposed to the best interests of, the Company;

•	No current service on more than three Boards of public companies other than the KCS Board and any board of a company of which the director serves as CEO, unless the Board determines affirmatively that such service will not prevent the nominees from fully discharging their responsibilities as directors of KCS; provided that any current director who does not meet this requirement will have until the Annual Meeting of Stockholders in 2005 to come into compliance; and

•	Below the age of 72 years as of the date of the meeting at which their election would occur.
      Additionally, it is considered desirable that directors and nominees possess the following qualities and skills:

•	Significant experience at policy making levels in business, government or education;

•	Significant experience or relationships in, or knowledge about, geographic markets served by KCS or industries that are relevant to KCS’s business;

•	Willingness to devote sufficient time to carrying out their duties and responsibilities effectively, including service on appropriate committees of the Board.
      KCS’s Bylaws also provide that no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCS’s Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.
Non-Management Director Independence
      The Non-Management Directors constitute a majority of the Board of Directors, and the Board has determined each of them, other than Ambassador James Jones, to be independent under NYSE standards. In determining the independence of each Non-Management Director, the Board of Directors applied categorical standards of independence contained in the Guidelines. The standards assist the Board in determining that a director has no material relationship with KCS, either directly or as a partner, shareholder or officer of an organization that has a relationship with KCS. Under the standards, to be considered independent, no member of the Board may have, during the three-year period prior to the determination: (a) had a material relationship with KCS (directly or as a partner, shareholder or officer of an organization that has such a relationship); provided, a material relationship shall not be inferred merely because (i) the director is a director, officer, shareholder, partner or principal of, or advisor to, another company that does business with KCS and the annual sales to, or purchases from, KCS are less than 1% of the annual revenues of the other company if the director does not receive any compensation as a direct result of such business with KCS or (ii) the director is an officer, director or trustee of a charitable organization, and KCS’s discretionary charitable contributions to that organization are less than $100,000 or 1% of that organization’s annual charitable receipts; (b) been an employee, or have had an immediate family member who was an executive officer, of KCS; (c) been affiliated with or employed by, or have any immediate family member who was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of KCS; (d) been employed, or have had an immediate family member who was employed, as an executive officer of another company where any of KCS’s present executives serve on that company’s compensation committee; (e) received, or have an immediate family member who received, more than $100,000 per year in direct compensation from KCS, other than director and committee fees, pension or other forms of deferred compensation for prior service (provided such deferred compensation is not contingent in any way on future service); (f) been an executive officer or an employee, or have an immediate family member who was an executive officer, of a company that makes payments to, or receives payments from, KCS for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues. In determining independence, the Board of Directors concluded that each of the Non-Management Directors, other than Ambassador James Jones, has no material relationship with KCS under these standards.
Committees of the Board of Directors
      The Board of Directors has established the following standing committees: an Executive Committee; an Audit Committee; a Compensation and Organization Committee; and a Nominating and Corporate Governance Committee. The members of the committees are elected at the Board’s annual meeting immediately following KCS’s annual meeting of stockholders. During 2004, there were three meetings by telephone of the Executive Committee, seven meetings of the Audit Committee, one of which was by telephone, six meetings of the Compensation and Organization Committee, two of which were by telephone and four meetings of the Nominating and Corporate Governance Committee.

The Executive Committee
      The Executive Committee consists of KCS’s Chairman of the Board and Chief Executive Officer and two non-officer directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board for management of KCS in all cases in which specific directions have not been given by the Board.

      The members of the Executive Committee are: Michael G. Fitt (Chairman), Michael R. Haverty and Thomas A. McDonnell.

The Audit Committee
      The Audit Committee consists of three non-management directors elected by the Board of Directors to serve staggered three-year terms. The members of the Audit Committee are independent (as independence is defined in the NYSE’s listing standards). In determining independence, the Board of Directors concluded that each of these non-management directors has no material relationship with KCS under the standards set forth in the Guidelines. The Board of Directors has determined that Robert J. Druten and Thomas A. McDonnell are each an “audit committee financial expert” as that term is defined in applicable securities laws and regulations. The Board of Directors determined that Mr. Druten qualifies as an audit committee financial expert based on his experience as Executive Vice President and Chief Financial Officer at Hallmark Cards, Inc. and previously at Crown Media, Inc., as well as his accounting and financial education, his experience as a certified public accountant with Arthur Young & Co. and his past and current memberships on audit committees of other public companies. The Board of Directors determined that Mr. McDonnell qualifies as an audit committee financial expert based on his experience as the Chief Executive Officer of DST Systems, Inc., his accounting and financial education, his experience actively supervising others performing accounting or auditing functions and his past and current memberships on audit committees of other public companies. Functions performed by the Audit Committee include appointing and preapproving the fees of the independent auditor and preapproving fees for other non-audit services to be provided by the independent accountants, reviewing with management and the independent auditor KCS’s annual audited financial statements and quarterly financial statements, reviewing certain other public disclosures, and assisting the Board of Directors in oversight of the internal audit function, legal and regulatory compliance, and integrity of financial statements and certain internal controls. Under the Guidelines, the members of the Audit Committee may not serve on more than three boards of directors of public companies other than the KCS Board, unless the KCS Board determines affirmatively that such service will not prevent the Audit Committee members from fully discharging their responsibilities as Directors of KCS. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available at www.kcsi.com.
      The members of the Audit Committee are: Robert J. Druten (Chairman), Thomas A. McDonnell and Karen L. Pletz.
      The report of the Audit Committee is set forth in the section under “Audit Matters.”

The Compensation and Organization Committee
      The Compensation and Organization Committee (the “Compensation Committee”) consists of three non-management directors each of whom are independent (as independence is defined in the NYSE’s listing standards), considered non-employee directors under Section 162(m) of the Internal Revenue Code and considered non-management directors under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Compensation Committee members are elected annually by the Board, taking into consideration any recommendations of the Nominating and Corporate Governance Committee, to serve one-year terms. The Compensation Committee has the following duties and responsibilities: (a) review and approve periodically guidelines for base, annual incentive and long-term compensation programs for management employees of KCS and, as prescribed by resolution of the Board, subsidiaries, consistent with the compensation philosophy of the Compensation Committee; (b) review and approve corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluate and review with the CEO the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation; (c) review and approve the CEO’s recommendations concerning the compensation of the senior management of KCS; (d) in consultation with the CEO, the Chief Financial Officer, the Vice President of Human Resources and, if deemed appropriate by the Chairperson of the Compensation Committee, an independent outside consultant, review and recommend to the Board compensation for directors, including stock option awards, fees, and benefits; (e) establish and communicate to the senior management the Board’s expectations concerning KCS stock ownership, with the goal of promoting long-term ownership of KCS stock and further aligning the interests of senior management with KCS’s shareholders; (f) administer the compensation plans of KCS and certain subsidiaries under which the Compensation Committee has been granted administrative responsibility in accordance with the terms of those plans, including, as applicable, approving all stock option grants and pools, establishing performance goals and targets under incentive plans, and determining whether or not such goals have been attained (the Compensation Committee has the authority to delegate responsibility in accordance with the terms of the applicable plan); (g) review and recommend for approval by the Board new plans or material changes in existing compensation and benefit plans, and monitor the appropriateness and effectiveness of such plans; (h) review succession planning for key officers at KCS and KCSR; (i) review and approve the contents of KCS’s disclosures concerning compensation matters in Securities and Exchange Commission (“SEC”) and other regulatory filings, including the disclosure of executive compensation in KCS’s annual proxy statement; (j) retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of directors, CEO or executive Officers of KCS, including the sole authority to select the consultant and to approve the consultant’s fees and the other material terms of the engagement; (k) obtain advice and assistance from internal or external legal, accounting or other advisors as required for the performance of its duties; (l) monitor compliance with legal prohibitions on loans to directors and executive officers of KCS; (m) annually participate in a self-assessment of performance and, in conjunction with the Nominating and Corporate Governance Committee, undertake an annual evaluation of the qualifications of the members of the Compensation Committee; (n) prepare an annual report on compensation of senior management for inclusion in KCS’s proxy statement in accordance with applicable laws, rules and regulations; and (o) perform such other duties and exercise such other powers as directed by resolution of the Board not inconsistent with the Compensation Committee Charter or as required by applicable laws, rules, regulations and NYSE listing standards.
      The members of the Compensation and Organization Committee are: A. Edward Allinson (Chairman), Michael G. Fitt and Rodney E. Slater.
      The Compensation Committee’s report on executive compensation is set forth in the section under “Management Compensation.”

The Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of three non-management directors elected by the Board of Directors to serve staggered three year terms. The members of the Nominating Committee are independent (as independence is defined in the NYSE’s listing standards). The Nominating Committee recommends to the Board of Directors suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board of Directors. The Nominating Committee may form and delegate authority to subcommittees when appropriate in its judgment. The Nominating Committee shall: (a) develop and apply criteria to the selection of director nominees; (b) establish and publish on the Company’s website a policy concerning the treatment of shareholder recommended nominees to the Board; (c) develop and implement a procedure to periodically evaluate the performance of management, all of the committees of the Board (including the Nominating Committee) and the Board and compliance with corporate governance procedures at KCS; (d) establish and maintain an orientation program for new directors and a continuing education program for all directors; (e) annually review and reassess the adequacy of the Nominating Committee charter and recommend any proposed changes to the Board of Directors for approval; (f) make recommendations to the Board with respect to the selection of members of committees of the Board; and (g) perform any other activities consistent with its charter, KCS’s By-laws and governing law as the Nominating Committee or the Board of Directors deems appropriate. The Nominating Committee has the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors, and has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other terms of the engagement.
      Members of the Nominating Committee discussed the qualifications of Director Nominee Robert J. Druten. The Nominating Committee met on May 5, 2004, at which time it passed a resolution to recommend Mr. Druten to the full Board of Directors for election to the Board of Directors to serve in the class of directors whose terms expire at the Annual Meeting and to recommend Mr. Druten to the full Board of Directors for election to the Board of Directors at the Annual Meeting.
      The Nominating Committee generally will consider director nominees recommended by stockholders. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating and Corporate Governance Committee. Stockholders should see “Stockholder Proposals” and “Other Matters” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCS stockholders.
      The members of the Nominating and Corporate Governance Committee are: A. Edward Allinson, Thomas A. McDonnell (Chairman) and Rodney E. Slater.
Compensation of Directors
      Directors who are officers or employees of KCS or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 2004 to any director or Named Executive Officer (as defined herein) of KCS for service on any board of directors of any subsidiary of KCS.
      The Non-Management Directors (those directors who are not employees of KCS or its subsidiaries) are paid an annual retainer of $10,000 (paid following the Annual Meeting of Stockholders) for Board membership. The Non-Management Directors are paid $4,000 for each Board meeting attended in person or $2,000 for telephone meetings. The Non-Management Directors are also paid $2,000 for each committee meeting attended in person or $1,000 for telephone meetings. The chairperson of the Executive Committee and the chairperson of the Audit Committee receive an additional $1,000 for each meeting of the respective committee they chair. The chairperson of the Compensation Committee and the chairperson of the Nominating Committee receive an additional $500 for each meeting of the respective committee they chair. Beginning January 1, 2005, each Non-Management Director will be awarded 5,000 shares of restricted stock each year immediately following the annual meeting of shareholders. Newly appointed Non-Management Directors will be awarded 10,000 shares of restricted stock upon their appointment to the Board. The Non-Management Directors may also be granted awards, including among others, restricted stock, pursuant to the 1991 Plan, as determined by the Committee (as defined in such plan). The Non-Management Directors (other than Mr. Druten, who was not a director at the time of the Annual Meeting of Stockholders in 2004) were each granted options for 10,000 shares of KCS Common Stock in 2004. Mr. Druten was granted options for 20,000 shares of KCS Common Stock upon his election as a director on July 26, 2004.
      Directors of KCS are permitted to defer receipt of directors’ fees under an unfunded directors’ deferred fee plan adopted by the Board of Directors. Earnings for time periods prior to June 1, 2002 accrue interest on deferred fees from the date the fees are credited to the director’s account, and on the earnings on deferred fees from the date the earnings are credited to the account. The rate of earnings is determined annually and is at a rate one percentage point less than the prime rate in effect at Chemical Bank on the last day of the calendar year. A director may request that the rate of earnings be determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Management LLC, provided that the plan administrator is not obligated to follow such request and may at its sole discretion continue to determine earnings by reference to the prime rate of Chemical Bank as discussed above. Earnings on the amount credited to a director’s account as of May 31, 2002 and earnings on deferred fees and earnings credited to the director’s account on and after June 1, 2002, are determined by the hypothetical “investment” of deferred fees based on the director’s election among investment options designated by KCS from time to time for the deferred fee plan. An underlying investment rate determined from time to time by the Board (currently U.S. Treasury securities with a maturity of 10 years plus one percentage point, adjusted annually on July 1) is used to credit with interest any part of a director’s account for which a mutual fund has not been designated as the hypothetical “investment.” With respect to amounts deferred after December 31, 2004, a director must elect either a lump sum distribution to be made within 60 days after the last day of the quarter in which the director ceases to be a director of KCS, or annual installments over a ten-year period. This election must be made at the time of the initial deferral, provided that a director with 2005 deferrals can make this election up until

December 31, 2005. Amounts deferred under this plan as of December 31, 2004, and earnings on those amounts, will continue to be governed by the plan as in effect on December 31, 2004. Under the plan as in effect on that date, upon a director ceasing to be a director of KCS, the KCS Board has the sole discretion to elect to distribute the director’s account value in annual installments over a ten-year period or in a single lump sum payment. Distributions under the plan are allowed prior to cessation as a director in certain instances as approved by the Board of Directors. The Board may designate a plan administrator, but in the absence of such designation, the Secretary of KCS will administer the plan.
      At the request of KCS, each of Messrs. Allinson and Fitt entered into certain agreements with KCS to forego certain compensation due them by KCS and to have loans made by KCS, in the amount of compensation foregone by Messrs. Allinson and Fitt, respectively, to trusts established by each of them, with the principal amount of such loans to be used to pay premiums on life insurance policies. See the discussion below in “Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions.”
Stockholder Communications with the Board.
      Stockholders may communicate directly with the Board, with Non-Management Directors or with any individual Director by sending such communication in writing to the office of the Corporate Secretary, Kansas City Southern, P.O. Box 219335, Kansas City, Missouri, 64121-9335, or by express carrier to Corporate Secretary, Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105. To be considered, such communications must be signed by the stockholder, with the stockholders’ name, address and telephone number and such information as may be necessary to verify the stockholder’s ownership of common stock or preferred stock of the Company. All such communications made in compliance with these requirements will be forwarded by the Corporate Secretary, following verification of the stockholder’s ownership of corporate securities, to the Chairman of the Nominating Committee, to the Presiding Director, or to any individual Director identified in such communication as the intended recipient. The Chairman of the Nominating Committee, the Presiding Director and any other recipient of such stockholder communication shall review the communication with the Board or group addressed in the communication for such response or other action as the Board or group shall deem appropriate. Non-Management Directors meet regularly in executive session without management participation. The Presiding Director for such sessions is Michael G. Fitt. Stockholders may communicate directly with the Presiding Director using the procedure set forth in this paragraph.
Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions
      On September 29, 2000, KCS and Manatt, Phelps & Phillips entered into an agreement commencing October 1, 2000 and ending October 31, 2002, but extended to October 31, 2004. Beginning November 1, 2004, the agreement may be extended on a month-to-month basis. Under the agreement, the law firm of Manatt, Phelps & Phillips and James R. Jones agreed to provide KCS with advice and assistance with reference to issues and transactions in Mexico and other international venues. In consideration of the services provided, KCS agreed to pay Manatt, Phelps & Phillips the sum of $10,000 per month. Mr. Jones, a director of KCS, acts as Senior Counsel to Manatt, Phelps & Phillips and receives a salary from such law firm for his services as Senior Counsel. The fees paid by KCS to such law firm did not exceed 5% of the law firm’s gross revenues for that firm’s last full fiscal year.
      At the request of KCS, Mr. Allinson entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pursuant to the Agreement to Forego Compensation between Mr. Allinson and KCS, in which Mr. Allinson agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors’ Deferred Fee Plan, and the loan agreement between Mr. Allinson and KCS, KCS agreed to loan $523,662 (the amount of compensation foregone by Mr. Allinson) to The A. Edward Allinson Irrevocable Trust Agreement, Courtney Ann Arnot, A. Edward Allinson III and Bradford J. Allinson, Trustees (the “Allinson Trust”) with interest, and with the loan principal amount to be used by the Allinson Trust to pay a premium on a life insurance policy on the life of Mr. Allinson. KCS made the loan to the Allinson Trust and the Allinson Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $523,662 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of Mr. Allinson (or immediately due and payable upon the occurrence of any of certain specific events). Under the terms of the promissory note, the Trust may elect to reset the interest rate equal to the Applicable Federal Rate provided for under Internal Revenue Code Section 7872(f)(2)(A) in effect on the reset date. Only one reset of the interest rate is allowed. The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002 and no reset of the interest rate has occurred. The trustees and beneficiaries of the Trust are members of Mr. Allinson’s immediate family.
      At the request of KCS, Mr. Fitt entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pursuant to the Agreement to Forego Compensation between Mr. Fitt and KCS, in which Mr. Fitt agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors’ Deferred Fee Plan, and the loan agreement between Mr. Fitt and KCS, KCS agreed to loan $975,346 (the amount of compensation foregone by Mr. Fitt) to The Michael G. Fitt and Doreen E. Fitt Irrevocable Insurance Trust, Anne E. Sykes, Colin M-D. Fitt and Ian D.G. Fitt, Trustees (the “Fitt Trust”) with interest, and with the loan principal amount to be used by the Fitt Trust to pay a premium on a life insurance policy on the lives of Mr. Fitt and his wife. KCS made the loan to the Fitt Trust and the Fitt Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $975,346 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of the last survivor of Mr. Fitt or his wife (or immediately due and payable upon the occurrence of any of certain specific events). The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002. The trustees and beneficiaries of the Trust are members of Mr. Fitt’s immediate family.
      Broadway Square Partners, LLP is a limited liability partnership in which DST Realty, Inc. (a 100% owned subsidiary of DST) is a 50% general partner. Broadway Square Partners, LLP owns and leases to KCSR the headquarters building occupied by KCS and KCSR at 427 West 12th Street, Kansas City, Missouri. The lease is a 17-year lease which began in April 2002. Payments made by KCSR under the lease in 2004 to Broadway Square Partners, LLP were approximately $3.6 million and are estimated to be approximately $3.6 million in 2005. In addition, Broadway Square Partners, LLP owns the former headquarters building previously occupied by KCS at 114 West 11th Street, Kansas City, Missouri, and leases a floor of it to Southern Development Company (a wholly-owned subsidiary of KCSR) for operations personnel. Payments made to Broadway Square Partners, LLP under this lease total approximately $215,000 annually. Thomas A. McDonnell, a director of KCS, is the President, Chief Executive Officer and a director of DST. Mr. McDonnell is a director of DST Realty, Inc. and was Chairman of the Board of Directors of DST Realty, Inc. from February 5, 1999 to March 18, 2003. Mr. McDonnell does not own any stock in DST Realty, Inc., and owns less than 1% of the outstanding common stock of DST. Mr. McDonnell does not receive any salary from DST Realty, Inc. or Broadway Square Partners, LLP, nor any direct financial benefit from the payments discussed above.

AUDIT MATTERS
Report of the Audit Committee
April 6, 2005
      In accordance with the Audit Committee’s written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2004.
      Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s independent accountants, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.
      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.
      Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

The Audit Committee

Robert J. Druten, Chairman
Thomas A. McDonnell
Karen L. Pletz
Principal Accounting Firm Fees
      The following table sets forth the aggregate fees billed to KCS for the fiscal years ended December 31, 2003 and December 31, 2004 by KPMG LLP:
KPMG LLP

	2003		2004

Audit Fees	$684,969	*	$1,178,282	*
Audit Related Fees(a)(b)	114,989		38,508
Tax Fees(a)(c)	6,225		5,670
All Other Fees(a)(d)	58,487		58,086

*	Audit fees in 2003 include $70,042 in additional fees paid subsequent to publication of the proxy statement for the annual meeting of stockholders in 2004. Audit fees in 2004 include approximately $281,646 of estimated fees because final terms and fees for certain audit services have not been finalized.

(a)	The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

(b)	Includes fees for review of private offering documents and SEC filings, as well as a review of external depreciation study in 2004 and a review of financial accounting standard implementation in 2003.

(c)	Includes fees for tax research and consulting.

(d)	Includes fees for consulting in both 2004 and 2003.
      The Audit Committee’s pre-approval policies and procedures, as set forth in the Audit Committee charter, provide that the Audit Committee will approve all significant fees for audit and non-audit services prior to engagement. Fees that are reasonably expected to fall below $100,000 may be approved by the Chairman of the Audit Committee. Fees that are reasonably expected to equal or exceed $100,000 will be approved by the Audit Committee. There were no services performed by, or fees incurred for services performed by, KPMG LLP where pre-approval was waived pursuant to the statutory de minimus exception.
Independent Public Accountants
      The Audit Committee has selected the firm of KPMG LLP as KCS’s independent accountants to examine KCS’s 2005 consolidated financial statements.
      One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.
PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO
THE AMENDED AND RESTATED 1991 STOCK OPTION
AND PERFORMANCE AWARD PLAN TO INCREASE THE NUMBER OF
SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN
Reason for the Proposal. Article 4 of the 1991 Plan provides the number of shares of KCS Common Stock that are authorized for issuance under the 1991 Plan. On February 3, 2005, the KCS Board of Directors approved an amendment to the 1991 Plan to increase such number by 2,500,000 shares, subject to stockholder approval. If stockholders approve the amendment, the number of shares authorized for issuance under the 1991 Plan would be 18,503,186, instead of the currently authorized 16,003,186 shares, for the granting of options (including incentive stock options), restricted shares, bonus shares, stock appreciation rights, limited stock appreciation rights (“LSARs”), performance shares or performance units under the 1991 Plan (collectively “Awards”) to certain eligible employees, Outside Directors (as defined in the 1991 Plan) and consultants. Based on the closing price of the Common Stock on March 18, 2005 of $19.52, the aggregate market value of the additional 2,500,000 shares to be included under the 1991 Plan is $48,800,000.
      Beginning in 1991, KCS determined to shift the emphasis of its incentive compensation practices to stock-based awards in lieu of cash payments. Although KCS will continue to award cash payments as incentive compensation to certain groups of employees, the Board anticipates that senior management’s incentive compensation will include a larger component of stock-based awards. Since the ultimate value of such awards will necessarily be determined by KCS’s performance, KCS believes that stock-based awards provide more incentive for management to enhance KCS’s value to its stockholders. In addition, the shift in emphasis is intended to encourage management to acquire a more significant percent of ownership of KCS. By increasing the number of shares available for grants under the 1991 Plan, KCS and the Compensation Committee will have more flexibility in granting such awards.
      Awards that have been granted under the 1991 Plan include options to purchase KCS Common Stock (together with related LSARs) and restricted KCS Common Stock. No other Awards respecting Common Stock have been made under the 1991 Plan. As of March 18, 2005, a total of 17,525,515 shares of Common Stock have been subject to such Awards. Therefore, the maximum number of authorized shares that could be issued in the future in connection with awards under the 1991 Plan, if the amendment is approved by the stockholders, would be 3,002,672 shares (including shares that are forfeited and shares that are used to pay the exercise price of an Award or are withheld in connection with tax obligations arising from an Award), representing approximately 4.7% percent of KCS’s Common Stock outstanding on the Record Date.
Summary of 1991 Plan. The following summary of the 1991 Plan is qualified, in its entirety, by reference to the copy of the 1991 Plan attached as Appendix A to this Proxy Statement. Appendix A shows the number of authorized shares as proposed to be amended. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 1991 Plan.
      Objectives of the 1991 Plan. The 1991 Plan is intended to allow employees, directors and consultants of KCS and its Subsidiaries to acquire or increase equity ownership in KCS, thereby strengthening their commitment to the success of KCS and stimulating their efforts on behalf of KCS, and to assist KCS and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants. The 1991 Plan also is intended to optimize the profitability and growth of KCS through incentives which are consistent with KCS’s goals; to provide employees, directors and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors and consultants.
      Types of Awards. The 1991 Plan provides for the availability of shares of KCS Common Stock for the granting of Options (including Incentive Stock Options), Restricted Shares, Bonus Shares, Stock Appreciation Rights (“SARs”), Limited Stock Appreciation Rights (“LSARs”), Performance Units or Performance Shares.
      Eligible Participants in 1991 Plan. Employees (including officers) of KCS or any Subsidiary, directors of KCS or any Subsidiary and persons performing services for KCS or a Subsidiary in the capacity of consultant (collectively, “Participants”), are eligible to participate in the 1991 Plan. As of the Record Date, approximately 3,152 employees and seven Outside Directors are eligible to participate in the 1991 Plan. KCS uses consultants from time to time, but cannot reasonably determine the number of consultants that would be eligible to participate in the 1991 Plan. No awards have been granted to consultants in the past under the 1991 Plan and KCS currently does not intend to make awards to consultants under the 1991 Plan.
      Administration of 1991 Plan. The 1991 Plan is to be administered by the KCS Board of Directors or a committee appointed by the Board (the “Plan Committee”). To the extent the Board of Directors considers it desirable to comply with or qualify under Rule 16b-3 under the Securities Exchange Act of 1934 or meet the performance-based exception from the tax deductibility limitations of Code Section 162(m), the Plan Committee will consist of two or more directors who qualify as outside directors as defined for purposes of the regulations under Code Section 162(m) and non-employee directors within the meaning of Rule 16b-3. The Board or the Plan Committee may appoint and delegate to another committee (the “Management Committee”) authority of the Board or the Plan Committee, as applicable, with respect to Awards to Grantees other than Grantees who are Section 16 Persons at the time such authority is exercised. Currently, the Compensation Committee is the committee (the “Committee”) appointed by the Board to administer the 1991 Plan. The Committee has the authority to (i) determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, (ii) determine the amount, if any, that a Grantee will pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares will be forfeited and whether such shares will be held in escrow, (iii) determine the terms and conditions of all Award Agreements and, with the consent of the Grantee, to amend any such Award Agreement at any time, (iv) cancel (with the Grantee’s consent) outstanding Awards and grant new Awards in substitution therefor, (v) accelerate the exercisability of, and accelerate or waive any or all of the terms and conditions applicable to, Awards, (vi) subject to certain exceptions, extend the time during which an Award may be exercised, (vii) make certain adjustments or modifications to Awards to Grantees working outside the United States, and (viii) impose additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate. The Committee may not amend, without the prior approval of KCS stockholders, the terms of any option to reduce the option price, nor cancel any option and grant a new option in its place if the effect is the same as if the cancelled option had been amended to reduce the option price. The Committee is authorized to interpret and administer the 1991 Plan, to make, amend and rescind rules relating to the 1991 Plan, and to take any other action with respect to any matters relating to the 1991 Plan for which it is responsible. All determinations on all matters relating to the 1991 Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee are final, conclusive and binding on all Persons.
      Limits on Awards. No Participant in the 1991 Plan may be granted in any one year Awards that, together with all other Awards granted under the 1991 Plan in the same calendar year to such Participant exceed the greater of (i) 1% of the total shares of Common Stock outstanding as of the date of grant, or (ii) 1,300,000 shares; provided that the total number of shares for which Awards may be granted to any Participant in any calendar year will not exceed 2,000,000.
      Change of Control Provisions. Except as otherwise provided in an Award Agreement, upon a Change of Control, Restricted Shares that were forfeitable become nonforfeitable, unexercised Options and SARs become fully exercisable, and KCS will pay a cash payment to the Participant with respect to Performance Shares or Performance Units for which the Performance Period has not ended as of the date of such Change of Control, calculated as set forth in the 1991 Plan.
      Amending the 1991 Plan. Subject to the terms of the 1991 Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the 1991 Plan in whole or in part without the approval of KCS stockholders. However, no termination, amendment, or modification of the 1991 Plan shall adversely affect in any material way any Award previously granted under the 1991 Plan, without the written consent of the Grantee of such Award. The Board may delegate to the Plan Committee any or all of the authority of the Board to alter, amend suspend or terminate the 1991 Plan.
      Adjustments in Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving KCS or repurchase or exchange of shares of Common Stock or other rights to purchase Common Stock or other securities of KCS, or other similar corporate transaction or event affects the Common Stock such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1991 Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Common Stock (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for shares of Common Stock subject to an outstanding Award, provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment will be authorized to the extent that such adjustment would cause the 1991 Plan to violate Section 422(b)(1) of the Code or any successor provision thereto.
      Duration of the 1991 Plan and Maximum Term. The 1991 Plan will remain in effect, subject to the right of the Board or the Committee to amend or terminate the 1991 Plan at any time until the earlier of July 14, 2008 or the date all shares of Common Stock subject to the 1991 Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the 1991 Plan shall have lapsed, according to the 1991 Plan’s provisions. However, in no event may an Incentive Stock Option be granted under the 1991 Plan on or after the date 10 years following the earlier of (i) the date the 1991 Plan was adopted and (ii) the date the 1991 Plan was approved by the stockholders of KCS.
      The Option Term or other period during which an Award may be outstanding will not extend more than 10 years after the date of grant, and will be subject to earlier termination as provided in the 1991 Plan, provided that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Committee pursuant to the 1991 Plan may extend more than 10 years after the date of grant of the Award to which the deferral relates.

      Deferrals. The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Common Stock that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, or the grant of Bonus Shares. If any such deferral is required or permitted, the Committee will establish rules and procedures for such deferrals. Except as otherwise provided in an Award Agreement, a Participant will receive any payment or any Common Stock subject to such deferral upon the Participant’s Termination of Affiliation.
      Performance Units and Performance Shares. The Committee will establish at the time of grant the initial value for a Performance Unit. Each Performance Share will have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant. The Committee will set performance goals which will determine the number or value of Performance Units or Performance Shares that will be paid out to the Participant. the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following: (i) earnings (either in the aggregate or on a per-share basis); (ii) net income (before or after taxes); (iii) operating income; (iv) cash flow; (v) return measures (including return on assets, equity, or sales); (vi) earnings before or after either, or any combination of, taxes, interest or depreciation and amortization; (vii) gross revenues; (viii) share price (including growth measures and stockholder return or attainment by the shares of Common Stock of a specified value for a specified period of time); (ix) reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units; (x) net economic value; or (xi) market share. Any of the foregoing performance measures may be applied, as determined by the Committee, on the basis of KCS as a whole, or in respect of any one or more Subsidiaries or divisions of KCS or any part of a Subsidiary or division of KCS that is specified by the Committee. Payment of earned Performance Units or Performance Shares will be made in a lump sum following the close of the applicable Performance Period, and may be paid in cash or in Common Stock (or a combination thereof) with an aggregate fair market value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such shares of Common Stock may be granted subject to any restrictions deemed appropriate by the Committee.
      Options, Stock Appreciation Rights and LSARs. With respect to Options, the Option exercise price must be at least equal to the fair market value of the underlying shares on the date of the grant; provided that in the case of an Option granted in substitution of or as a result of KCS’s acquisition of another entity or of an entity’s assets, the Option exercise price may, to the extent necessary to achieve preservation of economic value, be less than 100% of the fair market value of the underlying shares on the date of grant. Options designated as Incentive Stock Options will, (i) if granted to a 10% Owner, have an exercise price at least equal to 110% of the fair market value of the underlying shares on the date of the grant; (ii) be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its date of grant, and be subject to earlier termination as provided in the 1991 Plan or the applicable Award Agreement, (iii) not have an aggregate Fair Market Value (as of the date of grant of each Incentive Stock Option) of the shares with respect to which Incentive Stock Options are exercisable for the first time by such Participant during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”), (iv) if the aggregate fair market value (determined on the date of grant) of a Current Grant and all Prior Grants would exceed the $100,000 Limit, the portion of the Current Grant which would, when added to any Prior Grants, exceed the $100,000 Limit will be exercisable in the first calendar year or years in which it could be exercisable without exceeding the $100,000 Limit; (v) be granted within 10 years from the earlier of the date the 1991 Plan is adopted or the date the 1991 Plan is approved by the KCS stockholders. The Committee may, without the consent of the Grantee, before the exercise of an Option, take any action necessary to prevent such Option from being treated as an Incentive Stock Option.
      A Stock Appreciation Right (“SAR”) may be granted to Participants either alone or in connection with an identified Option. Subject to the terms of the 1991 Plan, a Participant receiving an SAR will have the right to receive upon exercise thereof an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the Strike Price of the SAR, multiplied by the number of shares of Common Stock as to which the SAR is exercised. As determined by the Committee, the payment upon SAR exercise may be in cash, Common Stock or a combination thereof. The Strike Price of an SAR will be determined by the Committee, but for any Tandem SAR, the Strike Price will equal the exercise price of the identified Option and for any other SAR will equal the fair market value of a share of Common Stock on the grant date of the SAR.
      LSARs, however, may be granted to Participants only with respect to an identified Option or SAR and terminate upon the exercise, termination, forfeiture or cancellation of the related Option or SAR. Each LSAR will automatically be exercised upon a Change of Control not approved by the Incumbent Board. The exercise of an LSAR will result in the cancellation of the related Option or SAR to the extent of such exercise. Within 10 days after the exercise of an LSAR, the Participant will be paid in cash an amount equal to the difference between (a) the greatest of the fair market value of a share of Common Stock on the Change of Control date, the greatest fair market value of a share occurring during the 180-day period immediately preceding the Change of Control date, or such other valuation amount as may be determined pursuant to the applicable Award Agreement, minus (b) in the case of an LSAR identified with an Option, the Option exercise price or, in the case of an LSAR identified with an SAR, the SAR Strike Price.
U.S. Tax Consequences. This summary is based on U.S. federal income tax laws in effect as of the date hereof. The summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.
      The grant of an Option will have no immediate tax consequences for the grantee or KCS. Upon exercising a non-qualified stock Option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value on the date of exercise of the stock acquired on exercise and the Option exercise price, and KCS will be entitled to a deduction in the same amount. In general, if applicable holding period requirements are satisfied, the recipient will have no taxable income upon the exercise of an Incentive Stock Option (except that the alternative minimum tax may apply), and KCS will have no deduction. Upon a disposition of shares acquired through the exercise of an Option, the difference in the amount received on the disposition over the Participant’s basis will be taxed as a capital gain or loss, either short-term or long-term, depending on how long the shares were held and on whether the shares were acquired by exercising an Incentive Stock Option or a non-qualified stock Option. Generally, there will be no tax consequences to KCS in connection with a disposition of shares acquired on exercise of an Option, except that KCS may be entitled to a deduction upon disposition of shares acquired on exercise of an Incentive Stock Option before the applicable holding period has been satisfied.
      Under current rulings of the Internal Revenue Service, a recipient who pays the exercise price for an Option with Common Stock does not recognize gain or loss with respect to the disposition of the stock transferred in payment of the Option price. However, the recipient normally will recognize ordinary income upon the exercise of a non-qualified stock Option in the manner discussed above. The recipient’s basis in a number of acquired shares equal to the number surrendered will be the same as the recipient’s basis in the surrendered shares; the recipient’s basis in any additional option shares will be equal to the amount of income the recipient recognizes upon the exercise of the Option.
      Generally, no taxes are due when an Award of Restricted Shares is made, but the Award becomes taxable when it vests or becomes transferable, unless the recipient elects, under Section 83(b) of the Internal Revenue Code within 30 days of receiving the grant, to be taxed in the year the Restricted Shares are granted. Income tax is paid on the value of the stock at ordinary rates when the Award vests or becomes transferable (or, if a Section 83(b) election is made, at the time of grant), and then at long- or short-term capital gains rates when the shares are sold. KCS is entitled to a deduction (subject to the limitations of Section 162(m) of the Internal Revenue Code unless the Restricted Shares qualify as “performance based compensation”) at the time and in the amount the recipient recognizes as income.
      Awards that are considered to be deferred compensation and which comply with the rules under Internal Revenue Code Section 409A with regard to the timing of payment, acceleration of payment and timing of elections to defer compensation are not taxed until the time the award is paid or distributed. In addition, KCS is entitled to a deduction at the time and in the amount the recipient recognizes income. Any violation of

Section 409A could trigger a 20% penalty tax to be paid by the grantee plus interest and other penalties applicable to the grantee.
      Awards granted under the Plan may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code in order to preserve federal income tax deductions by KCS with respect to annual compensation required to be taken into account under Section 162(m) that is paid to KCS’s five most highly compensated executive officers. To so qualify, Options, Restricted Shares, and other Awards must be granted under the 1991 Plan by a committee consisting solely of two or more “Non-Employee Directors” (as defined under Section 162(m) regulations) and satisfy the 1991 Plan’s limit on the total number of shares or total dollar amount that may be awarded to any one participant during any year. In addition, for Awards other than Options to qualify, the grant, issuance, vesting or retention of the Award must be contingent upon satisfying one or more of the performance criteria described above.
New Plan Benefits. KCS cannot determine the number of Awards that will be granted under the 1991 Plan or the benefits thereof to the executive officers named in the Summary Compensation Table herein, the executive officers as a group, and employees who are not executive officers as a group. Under the terms of the 1991 Plan, the number of Awards to be granted is within the discretion of the Committee. KCS also cannot determine the number of options to be granted under the 1991 Plan to the non-executive directors as a group because such number is dependent upon how long such directors remain on the Board and whether any new directors are appointed or elected to the Board. The following Options (together with related LSARs rights) for the purchase of Common Stock and Restricted Shares have been granted prior to March 18, 2005, at various times since the approval of the 1991 Plan by KCS’s stockholders in 1991 to the following individuals and groups. The exercise price of the options was set at the fair market value (as defined in the 1991 Plan) of KCS Common Stock at the date of the grant and other terms of the Options (including the expiration date and other material conditions to exercise) were set by the Committee in accordance with the terms of the 1991 Plan. The Options were granted in consideration of the recipient’s service to KCS or in connection with the purchase of Restricted Shares under the 1991 Plan. No Options or other Awards have been granted to the associates of any of (i) the Outside Directors, (ii) the named executive officers, or (ii) the nominees for director. No other Awards have been granted under the 1991 Plan. Some of these options have been exercised.

			Number of
Name and Position	Number of Options		Restricted Shares

Michael R. Haverty	1,913,189		145,897
Chairman of the Board, President and Chief Executive Officer
Gerald K. Davies	601,360		38,500
Former Executive Vice President and Chief Operating Officer
Ronald G. Russ	263,225		32,130
Executive Vice President and Chief Financial Officer
Jerry W. Heavin	187,767		11,805
Senior Vice President — International Engineering of KCSR
Jay M. Nadlman	166,714		11,700
Associate General Counsel and Corporate Secretary
Executive Group (9 persons)	2,882,768		277,645
Non-Executive Director Group (7 persons)	458,000	*	9,000
Non-Executive Officer Employee Group (305 persons)	2,076,604		191,040

*	Does not include 1,470,000 options granted to Mr. McDonnell while he was an officer.

      As explained further under “How does KCS Decide Whether its Stockholders Have Approved any of the Proposals,” approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.
YOUR BOARD RECOMMENDS THAT YOU VOTE
“FOR”
APPROVAL OF AN AMENDMENT TO
THE AMENDED AND RESTATED 1991 STOCK OPTION
AND PERFORMANCE AWARD PLAN TO INCREASE THE NUMBER OF
SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN
PROPOSAL 3 — RATIFICATION OF THE AUDIT COMMITTEE’S
SELECTION OF INDEPENDENT ACCOUNTANTS
      The Audit Committee has selected the firm of KPMG LLP as KCS’s independent accountants to examine KCS’s 2005 consolidated financial statements. KPMG LLP served as KCS’s independent accountants for 2004. No relationship exists between KCS and KPMG LLP other than that of independent accountant and client. KCS seeks its stockholders’ ratification of the Audit Committee’s selection of KCS’s independent accountants even though KCS is not legally required to do so. If KCS’s stockholders ratify the Audit Committee’s selection, the Audit Committee nonetheless may, in their discretion, retain another independent accounting firm at any time during the year if the Audit Committee feels that such change would be in the best interest of KCS and its stockholders. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee will re-evaluate its decision. One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders. As explained further under “How does KCS Decide Whether its Stockholders Have Approved any of the Proposals,” approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.
YOUR BOARD RECOMMENDS THAT YOU VOTE
“FOR”
RATIFICATION OF THE AUDIT COMMITTEE’S
SELECTION OF KPMG LLP

MANAGEMENT COMPENSATION
Compensation and Organization Committee Report on Executive Compensation

Introduction
      The Board of Directors believes that increasing the value of KCS to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the “Committee”) with the responsibility of designing compensation packages for KCS’s executives that provide substantial incentives to increase stockholder value while enabling KCS to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the Non-Management Directors’ compensation to stockholder value through stock options and restricted stock.
      The Committee seeks to align the interests of KCS’s executives with increasing stockholder value through a compensation strategy that closely links executive compensation with changes in stockholder value and emphasizes long-term stock ownership. The Committee believes KCS’s executive compensation packages should be designed to provide market competitive base salaries and the opportunity to earn additional compensation if KCS’s stockholder value increases. The Committee also believes that KCS’s executives should voluntarily maintain a significant equity interest in KCS, which directly aligns the executives’ rewards with stock price performance.
      For 2004, the Committee implemented this strategy through compensation packages for executives that:

•	Provided stock-based incentives through awards of stock options that only have value to recipients if the market price of KCS’s Common Stock increases; and

•	Emphasized long-term stock ownership through the Committee’s consideration of the retention of past KCS stock-based awards in determining the levels of stock option grants.
The result is that a significant portion of the executives’ compensation is in equity (stock options) that are “at-risk” (value is only realized if KCS’s stock price appreciates).
      The Committee utilizes the expertise of independent compensation consultants, which are directly engaged by the Committee. In addition to advising the Committee, the compensation consultants provide the Committee with surveys of compensation practices of selected industries and companies. The compensation surveys used to determine competitive market pay ranges for KCS’s executives focus on transportation service and capital intensive industrial companies having annual revenues comparable to KCS. These compensation surveys include some of the companies comprising the Dow Jones US Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in annual revenues to KCS or its operating units. The next section of this report details the compensation program for these executives. The survey-derived pay data may be adjusted by the Committee to take into account the individual’s contribution and performance, level of responsibility, experience and KCS’s corporate performance. The Committee does not give any specific weighting to any of these factors.
2004 Executive Compensation Components
      Base Salary. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility. The Committee generally targets the 50th percentile of the observed competitive market practice in setting base salary levels. Actual executive salaries vary from this targeted positioning based on individual contribution and performance, level of responsibility, experience and KCS’s corporate performance. The Committee does not give any specific weighting to any of these factors.
      Cash Incentive Payment. The executives did not participate in an annual cash incentive program for 2004. Annually, the Committee determines whether an annual cash incentive program will be adopted for that year and will establish participation, award opportunities and corresponding performance measures and goals.

      Stock Compensation. The Committee’s strategy in the past has been to emphasize stock-based incentives in the executives’ total compensation package, primarily through stock option grants. In 2004, each of the executives received a stock option grant, which will only have value to the recipient if KCS’s stock price increases.
      In addition, certain executives received stock options under the 1991 Plan, or cash, in connection with KCS’s Executive Plan for their 2003 benefit, which makes-up for the impact of limitations imposed on retirement plan contributions by certain sections of the Internal Revenue Code. Specifically, an executive received a separate stock option grant with a value, at date of grant, equal to the additional amount (if any) of annual contributions the executive would have been entitled to receive, except for the IRC limitations, under the KCS 401(k) and Profit Sharing Plan and The Employee Stock Ownership Plan.
      Other Compensation. The Company also provided the executives with benefits commensurate with those provided to all salaried employees. In addition, the Named Executive Officers are covered by employment and change in control agreements (see “Employment Agreements and Termination of Employment and Change in Control Arrangements with Named Executive Officers”).
Compensation of the Chief Executive Officer
      The compensation package for Mr. Haverty, the Chief Executive Officer of KCS, is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other executives of KCS discussed above. Based on these factors and other considerations, the Chief Executive Officer’s base salary was set at $649,104 in 2004 and a grant of 90,000 stock options was made on January 2, 2004. In addition, Mr. Haverty received a separate grant under KCS’s Executive Plan, discussed above, in 2004 relating to his 2003 compensation, of 13,689 stock options.
Deductibility of Compensation
      Section 162(m) of the Internal Revenue Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the executive officers listed in the summary compensation table (the “Named Executive Officers”) unless it is “performance-based.”
      Except as otherwise set forth, the Committee believes that all compensation expense prior to 2005 qualified as deductible for federal income tax purposes. The compensation packages of the Named Executive Officers for 2004 included base salary and stock options, which generally qualify as “performance-based” pay.
      Except with respect to certain stock options granted in 2000 to Mr. Haverty as part of his executive compensation package, KCS believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation in excess of $1 million qualifies as “performance-based” and thus will be tax deductible to the Company. Mr. Haverty has indicated that he intends to manage the exercise of such options discussed above so that the number of such options he exercises in any given year will not result in his total compensation exceeding the $1 million limit of Section 162(m).
      The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.
                                                            The Compensation and Organization Committee.
                                                            A. Edward Allinson
                                                            Michael G. Fitt
                                                            Rodney E. Slater

Stock Performance Graph
      The following graph shows the changes in value over the five years ending December 31, 2004 of an assumed investment of $100 in: (i) KCS’s Common Stock; (ii) the stocks that comprise the Dow Jones US Transportation Average Index1; and (iii) the stocks that comprise the S&P 500 Index2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested. The 2000 dividend includes the Stilwell Financial Inc. (now Janus Capital Group Inc.) stock dividend distributed on July 12, 2000, which for purposes of this graph and table was treated as a cash dividend and as reinvested.
KANSAS CITY SOUTHERN
RELATIVE MARKET PERFORMANCE
TOTAL RETURN 1999-2004

Year Ended December 31,	1999	2000	2001	2002	2003	2004

KCS Total Return	$100.00	$3,341.58	$4,663.36	$3,960.39	$4,726.07	$5,851.48
Dow Jones US Industrial Transportation Average Total Return	$100.00	$105.08	$118.58	$121.73	$156.97	$201.99
S&P 500 Index Total Return	$100.00	$90.89	$80.09	$62.39	$80.29	$89.02

      1 The Dow Jones US Industrial Transportation Average (formerly known as The Dow Jones US Transportation Average) is an index prepared by Dow Jones & Co., Inc., an independent company.
      2 The S&P 500 is an index prepared by Standard and Poor’s Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor’s Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

Summary Compensation Table
      The Summary Compensation Table shows certain information concerning the compensation earned in the fiscal years ended December 31, 2004, 2003 and 2002 by the Chief Executive Officer of KCS and the four other most highly compensated executive officers during 2004 (collectively, the “Named Executive Officers”). The table shows amounts earned by such persons for all services rendered in all capacities to KCS and its subsidiaries during the past three years.

					Long-Term
					Compensation Awards
	Annual Compensation
					Restricted	Securities
				Other Annual	Stock	Underlying		All Other
		Salary	Bonus	Compensation	Awards	Options/SARs		Compensation
Name and Principal Position	Year	($)	($)	($)	($)(1)	(#)(2)		($)

Michael R. Haverty	2004	649,104	—	—	—	103,689	(3)	100,962	(3)
Chairman of the Board, President	2003	630,108	—	—	—	105,901		92,621
and Chief Executive Officer	2002	620,004	—	—	—	13,207		88,773
Gerald K. Davies	2004	329,604	—	—	—	51,195	(4)	49,807	(4)
Former Executive Vice President	2003	320,004	—	—	—	51,897		49,065
and Chief Operating Officer	2002	312,108	—	—	—	5,513		43,571
Ronald G. Russ	2004	273,000	—	—	—	44,539	(5)	29,649	(5)
Executive Vice President and	2003	265,008	—	—	—	48,686		62,321
Chief Financial Officer	2002	128,338	—	—	—	170,000		20,223
Jerry W. Heavin	2004	212,508	—	—	—	22,771	(6)	29,195	(6)
Senior Vice President —	2003	206,304	—	—	—	32,996		28,479
International	2002	176,623	—	—	—	112,000		17,388
Engineering of KCSR
Jay M. Nadlman	2004	164,904	—	—	—	8,000	(7)	20,302	(7)
Associate General Counsel and	2003	160,008	—	—	—	15,000		18,331
Corporate Secretary	2002	153,408	—	—	—	0		12,701

(1)	The dollar value of restricted stock awards (net of any consideration paid by the Named Executive Officer) is calculated by multiplying the closing market price of KCS Common Stock on the date of grant by the number of shares awarded. If such calculation results in a negative amount, the dollar value shown is $0. The number and value of the aggregate restricted stock holdings of each of the Named Executive Officers at the end of fiscal year 2004 are as follows: Mr. Heavin — 1,000 shares with a value of $3,130.00 and Mr. Russ — 10,000 shares with a value of $31,300.00. The value (net of any consideration paid by such Named Executive Officers) of these restricted shares is based on the closing market price of KCS Common Stock on December 31, 2004. The shares of restricted stock held by each of Messrs. Heavin and Russ are restricted until November 7, 2007. Dividends will only be paid on the restricted stock when, as and if declared and paid on KCS Common Stock.

(2)	For a discussion of options to purchase Stilwell common stock granted by Stilwell in 2000 in connection with the Spin-off, as part of an equitable adjustment of KCS options granted prior to the Spin-off, see “Stilwell Options Granted in Connection with the Spin-off” below.

(3)	All other compensation for Mr. Haverty for 2004 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,250; (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (c) an accrual of $88,336 related to KCS’s Executive Plan which was paid in options granted in 2005 under the 1991 Plan. The options for 13,689 shares granted under the 1991 Plan in 2004 represent the payment of his annual benefit for 2003 related to KCS’s Executive Plan, which is reflected as an accrual of $79,557 in all other compensation for Mr. Haverty in 2003. (The options for 15,901 shares granted in 2003 under the 1991 Plan represented the payment of his annual benefit for 2002 related to KCS’s Executive Plan).

(4)	All other compensation for Mr. Davies for 2004 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,250; and (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (c) an accrual of $37,181 related to KCS’s Executive Plan which was paid in 2005. The options for 6,195 shares granted under the 1991 Plan in 2004 represent the payment of his annual benefit for 2003 related to KCS’s Executive Plan, which is reflected as an accrual of $36,001 in all other compensation for Mr. Davies in 2003. (The options for 6,897 shares granted in 2003 under the 1991 Plan represented the payment of his annual benefit for 2002 related to KCS’s Executive Plan). Mr. Davies retired from KCS effective January 10, 2005.

(5)	Mr. Russ joined KCS on June 1, 2002. All other compensation for Mr. Russ for 2004 is comprised of: (a) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (b) an accrual of $27,273 related to KCS’s Executive Plan which was paid in options granted in 2005 under the 1991 Plan. The options for 4,539 shares granted under the 1991 Plan in 2004 represent payment of his annual benefit for 2003 related to KCS’s Executive Plan, which is reflected as an accrual of $26,376 in all other compensation for Mr. Russ in 2003. (The options for 3,686 shares granted in 2003 under the 1991 Plan represented the payment of his annual benefit for 2002 related to KCS’s Executive Plan.)

(6)	Mr. Heavin joined KCSR on September 1, 2001. Mr. Heavin was promoted in July 2002 and his 2002 annual base salary was increased at that time. All other compensation for Mr. Heavin for 2004 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,250; (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $120 and long-term disability insurance of $216; and (c) an accrual of $16,689 related to KCS’s Executive Plan which was paid in options granted in 2005 under the 1991 Plan. The options for 2,771 shares granted under the 1991 Plan in 2004 represent payment of his annual benefit for 2003 related to KCS’s Executive Plan, which is reflected as an accrual of $16,103 in all other compensation for Mr. Heavin in 2003. (The options for 2,996 shares granted in 2003 under the 1991 Plan represented the payment of his annual benefit for 2002 related to KCS’s Executive Plan.)

(7)	All other compensation for Mr. Nadlman for 2004 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $6,816; (b) premiums on group term life insurance of $1586, accidental death and dismemberment insurance of $198 and long-term disability insurance of $216; (c) an amount paid in 2004 for his 2003 annual benefit pursuant to the KCS Executive Plan of $5,601 and (d) an accrual of $5,885 related to KCS’s Executive Plan that was paid in 2005 for his 2004 benefit.

KCS Option/ SAR Grants in Last Fiscal Year

	Individual Grants
						Potential Realizable Value
	Number of		% of Total			at Assumed Annual Rates
	Securities		Options/SARs	Exercise Or		of Stock Price Appreciation
	Underlying		Granted to	Base Price		for Option Term(3)
	Options/SARs		Employees in	($ Per	Expiration
Name	Granted (#)		Fiscal Year(1)	Share)(2)	Date	5% ($)	10% ($)

Michael R. Haverty	90,000	(4)	15.2%	$14.60	01/01/14	$826,368	$2,094,178
	13,689	(4)	2.3%	$14.53	02/08/14	$125,088	$316,997
Gerald K. Davies	45,000	(5)	7.6%	$14.60	04/09/05	$32,850	$65,700
	6,195	(5)	1.0%	$14.53	04/09/05	$4,501	$9,001
Ronald G. Russ	40,000	(6)	6.8%	$14.60	01/01/14	$367,274	$930,746
	4,539	(6)	0.8%	$14.53	02/08/14	$41,477	$105,110
Jerry W. Heavin	20,000	(7)	3.4%	$14.60	01/01/14	$183,637	$465,373
	2,771	(7)	0.5%	$14.53	02/08/14	$25,321	$64,168
Jay M. Nadlman	8,000	(8)	1.4%	$14.60	01/01/14	$73,455	$186,149

(1)	Total options granted in 2004 to eligible employees of KCS and its subsidiaries covered a total of 590,247 shares of KCS Common Stock.

(2)	Average of the high and low prices of the KCS Common Stock on the date of grant as reported on the New York Stock Exchange.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimate or projection of future prices of KCS’s Common Stock. The actual value realized may be greater or less than the potential realizable values set forth in the table.

(4)	90,000 options were granted on January 2, 2004 under KCS’s 1991 Plan and are exercisable one year after the date of grant. 13,689 options were granted on February 9, 2004 in connection with KCS’s Executive Plan and were immediately exercisable. These options represent payment of his annual benefit for 2003 related to KCS’s Executive Plan. Participants in KCS’s Executive Plan may elect cash or non-qualified stock options with an estimated value (using the Black-Scholes valuation model) equal to 125% of the annual cash benefit. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. Limited stock appreciation rights (“LSARs”) were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(5)	45,000 options were granted on January 2, 2004 under the 1991 Plan and are exercisable one year after the date of grant. 6,195 options were granted on February 9, 2004 in connection with KCS’s Executive Plan and were immediately exercisable. These options represent payment of his annual benefit for 2003 related to KCS’s Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(6)	40,000 options were granted on January 2, 2004 under the 1991 Plan and are exercisable one year after the date of grant. 4,539 options were granted on February 9, 2004 in connection with KCS’s Executive Plan of which 907 were immediately exercisable, 908 became exercisable on June 23, 2004, 908 will become exercisable on June 23, 2005 and 1,816 will become exercisable on June 23, 2006. These options represent payment of his annual benefit for 2003 related to KCS’s Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(7)	20,000 options were granted on January 2, 2004 under the 1991 Plan and are exercisable one year after the date of grant. 2,771 were granted on February 9, 2004 in connection with KCS’s Executive Plan of which 554 were immediately exercisable, 554 became exercisable on June 23, 2004, 554 will become exercisable on June 23, 2005 and 1,109 will become exercisable on June 23, 2006. These options represent payment of his annual benefit for 2003 related to KCS’s Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(8)	These options were granted on January 2, 2004 under the 1991 Plan and are exercisable one year after the date of grant. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

2004 Aggregated KCS Option Exercises and Year-End Option Values
      The following table sets forth information with respect to the aggregate KCS option exercises during 2004 by the Named Executive Officers and the number and value of options held by such officers as of December 31, 2004.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options/SARs at Fiscal		In-The-Money Options/SARs
	Acquired	Value	Year-End (#)		at Fiscal Year-End ($)(2)
	on Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Haverty	N/A	N/A	1,243,160	180,000	14,482,108	751,500
Gerald K. Davies	462,000	5,038,529	24,360	63,000	104,769	235,350
Ronald G. Russ	N/A	N/A	38,291	224,934	64,971	1,001,014
Jerry W. Heavin	N/A	N/A	52,308	135,459	187,108	627,994
Jay M. Nadlman	50,000	544,140	42,400	23,000	508,800	103,200

(1)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on December 31, 2004 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.
Stilwell Options Granted in Connection with the Spin-off
      In connection with the Spin-off and as part of an equitable adjustment of KCS non-qualified stock options previously granted and outstanding as of June 28, 2000 (the record date for the Spin-off), the exercise price of such options was adjusted as allowed by the 1991 Plan and holders of such options received separately exercisable options to purchase Stilwell common stock (“Stilwell options”) in the proportion of two Stilwell options for each KCS non-qualified stock option held.
      With respect to the Named Executive Officers, such Stilwell options were granted for 1,888,106 shares to Mr. Haverty, 102,374 shares to Mr. Davies, and 162,000 shares to Mr. Nadlman. These Stilwell options relate to KCS non-qualified stock options granted to the Named Executive Officers in 2000 prior to the Spin-off and in years prior to 2000. Mr. Russ and Mr. Heavin, who did not join KCS until after the Spin-off, did not receive any Stilwell options.
      On December 31, 2002, Janus Capital Corporation merged into Stilwell and effective January 1, 2003, Stilwell was renamed Janus Capital Group Inc. Effective as of January 1, 2003, the Stilwell options are now options to purchase Janus Capital Group Inc. common stock.

2004 Aggregated Stilwell Option Exercises and Year-End Option Values
      The following table sets forth information regarding the shares of Janus common stock received upon exercise of Stilwell options, which were granted in 2000 as discussed above, by the Named Executive Officers in 2004, the aggregate dollar value realized upon exercise and the value of unexercised options to purchase Janus common stock held by the Named Executive Officers as of December 31, 2004.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
	Shares		Options/SARs		Options/SARs
	Acquired	Value	at Fiscal Year-End (#)		at Fiscal Year-End ($)(2)
	on Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Haverty	720,000	6,741,593	690,106	0	4,637,200	0
Gerald K. Davies	N/A	N/A	52,374	0	0	0
Ronald G. Russ	N/A	N/A	N/A	N/A	N/A	N/A
Jerry W. Heavin	N/A	N/A	N/A	N/A	N/A	N/A
Jay M. Nadlman	N/A	N/A	162,000	0	802,455	0

(1)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Janus common stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Janus common stock underlying the options on December 31, 2004 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.
Employment Agreements and Termination of Employment and Change in Control Arrangements with Named Executive Officers

Employment Agreements with the Named Executive Officers
      Each of the Named Executive Officers (except Mr. Davies who retired from KCS effective January 10, 2005) is currently a party to an employment agreement with either KCS and KCSR or with KCS, which remain in effect until terminated or modified. The Employment Agreement, dated as of January 1, 1999, entered into by and among Mr. Davies, KCS and KCSR, as amended by an Amendment to Employment Agreement dated as of January 1, 2001, terminated upon Mr. Davies’ retirement (except that certain provisions with respect to non-disclosure, return of trade secrets and execution of certain documents, survive termination of the agreement). KCS and KCSR entered into an Amended and Restated Employment Agreement with Mr. Haverty, dated as of January 1, 2001, an Employment Agreement with Mr. Russ, dated June 1, 2002, as amended by a First Amendment to Employment Agreement dated March 14, 2003, and an Employment Agreement with Mr. Heavin, dated September 1, 2001, as amended by a First Amendment to Employment Agreement dated March 14, 2003. KCS entered into an employment agreement with Mr. Nadlman, dated January 1, 2001, and an Addendum to Employment Agreement, dated August 18, 2004. Mr. Haverty’s employment agreement provides for his continued employment as President and Chief Executive Officer of KCSR. KCS also agreed to continue to cause Mr. Haverty to be elected and retained as President and Chief Executive Officer of KCS and as a director and Chairman of the Board of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director and Chairman of the Board of KCS. Mr. Russ’s employment agreement, as amended, provides for his employment as Executive Vice President and Chief Financial Officer of KCSR. Mr. Heavin’s employment agreement, as amended, provides for his continued employment as Senior Vice President Operations of KCSR. Mr. Nadlman’s employment agreement, as addended, provides for his continued employment as Assistant General Counsel. Each of these employment agreements is subject to termination under certain circumstances.
      Pursuant to their respective employment agreements, Messrs. Haverty, Russ and Nadlman receive, and Mr. Davies under his former employment agreement received, as compensation for their services an annual base salary at the rate approved by the Compensation Committee, which for 2004 was $649,104 for

Mr. Haverty, $329,604 for Mr. Davies, $273,000 for Mr. Russ and $164,904 for Mr. Nadlman. Mr. Heavin’s base salary for 2004 was $212,508. The salaries for these executive officers shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR, with respect to Messrs. Haverty, Russ, and Heavin, or by KCS applicable to non-union employees and all officers of KCS, with respect to Mr. Nadlman. Messrs. Haverty, Russ and Heavin are eligible to participate in benefit plans or programs generally available to executive employees of KCSR. Mr. Davies was eligible to participate in benefit plans and programs generally available to executive employees of KCS. Mr. Nadlman is eligible to participate in benefit plans and programs generally available to executive employees of KCS. Each of the employment agreements provides that the value of the respective Named Executive Officer’s annual compensation is fixed at a percentage of base salary for purposes of determining contributions, coverage and benefits under any disability insurance policy and under any cash compensation benefit plan provided to the Named Executive Officer as follows: 167.76% for Mr. Haverty; 175% for each of Messrs. Russ and Heavin, 145% for Mr. Nadlman, and, under Mr. Davies’ former employment agreement, was 175% for Mr. Davies.
      In the event of termination without cause by KCS or KCSR, as applicable, each of Messrs. Haverty, Russ, Heavin and Nadlman would be entitled to twelve months of severance pay at an annual rate equal to his base salary at the rate in effect immediately prior to such termination and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits for a specified period unless such benefits are provided by another employer. In the year in which termination occurs, each of Messrs. Haverty, Russ, Heavin and Nadlman would remain eligible to receive benefits under the KCS Incentive Compensation Plan or the KCSR Incentive Compensation Plan, as applicable, and any Executive Plan in which they participate, if such plans are then in existence and the executive officer was entitled to participate immediately prior to termination, and severance pay received in such year shall be taken into account for the purposes of determining benefits, if any, under the applicable incentive compensation plan, but not under the Executive Plan. After termination of employment, the Named Executive Officer would not be entitled to accrue or receive benefits under any other employee benefit plan, except he would be entitled to participate in the KCS 401(k) and Profit Sharing Plan and the KCS Employee Stock Ownership Plan in the year of termination if he were to meet the requirements for participation in such termination year. As part of his employment agreement, each of Messrs. Haverty, Russ, Heavin and Nadlman has agreed not to use or disclose any trade secret of KCS or KCSR, as applicable (as defined in his employment agreement), after any termination of his employment and shall, immediately upon termination of employment, return to KCS or KCSR, as applicable, any trade secrets in his possession which exist in tangible form and shall sign such written resignations as may be requested by KCS or KCSR, as applicable, and sign such other documents and papers relating to his employment, benefits and benefit plans as KCS or KCSR, as applicable, may reasonably request.
      If there were a change in control (as defined in the Named Executive Officer’s employment agreement) of KCS or KCSR during the term of that employment agreement, that Named Executive Officer’s employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in his employment agreement). During that three-year period, salary would be paid at a rate not less than twelve times the highest monthly base salary paid or payable to that officer in the twelve months immediately prior to the change in control. During that three-year period, the officer also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCS or KCSR, as applicable, and generally, would be eligible to participate in any KCS or KCSR incentive compensation plan. In addition, KCS, or both KCS and KCSR, as applicable, will use its or their best efforts to cause all outstanding options held by the Named Executive Officer to become immediately exercisable on the control change date and, to the extent such options are not vested and are subsequently forfeited, to receive a lump-sum cash payment within 5 days after the options are forfeited equal to the difference between the fair market value of the shares of Common Stock underlying the non-vested, forfeited options determined as of the date such options are forfeited and the exercise price of such options. If the amounts of contributions or benefits or any incentive compensation were determined on a discretionary basis immediately prior to the change of control, the amount of such contributions or benefits continued would not be less than the average annual amount for the three years prior to the change in control and incentive compensation would not be less than 75% of the maximum amount which could have been paid to the officer under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans or incentive compensation plans, the officer would be entitled to a discounted cash payment of amounts to which he would be entitled at the control change date within 5 days after such date. The officer’s employment may be terminated after the control change date, but where it were other than “for cause” (as defined in his employment agreement) or disability, he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to a percentage (167.67% for Mr. Haverty, 175% for each of Messrs. Russ and Heavin and 160% for Mr. Nadlman) of three times his annual base salary for each of Messrs. Haverty, Russ and Heavin, and two times his annual base salary for Mr. Nadlman, and continuation of benefits for a three-year period at levels in effect immediately prior to the termination. If any benefit plan would not permit continued participation after termination, the Named Executive Officer would be entitled to a lump sum payment within 5 days after termination equal to the amount of benefits he would have received under such plan if he had been fully vested in the average annual contributions or benefits in effect for the three plan years ending prior to the control change date and a continuing participant in such plan to the end of the three-year period. Following such three-year period, the Named Executive Officer would also be entitled to continuation of certain health, prescription and dental benefits until attainment of age 60, and certain health and prescription benefits for the remainder of his life unless such benefits are otherwise provided by a subsequent employer. The cost of such benefits to the Named Executive Officer will not exceed the cost of such benefits to active or retired (as applicable) peer executives, as the same may be modified from time to time. Each of the officers is also permitted, at any time during the three-year period following a change in control, to resign employment upon “good reason” (as that term is defined in his employment agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated. The employment agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the agreements were determined to involve “parachute payments” under Section 4999 of the Internal Revenue Code. If any dispute should arise under the Named Executive Officer’s employment agreement after the control change date involving an effort by the officer to protect, enforce or secure rights or benefits claimed by the officer, KCS or KCSR, as applicable shall pay promptly upon demand by the officer all reasonable expenses incurred (including attorneys’ fees) in connection with such dispute, without regard to whether the officer prevails in such dispute, except that the officer shall repay KCS or KCSR, as applicable, any amounts so received if a court having jurisdiction makes a final, nonappealable determination that the officer acted frivolously or in bad faith by such dispute. To assure that adequate funds will be made available to satisfy KCS’s or KCSR’s obligations, as applicable, in the preceding sentence, KCS and KCSR have established trusts and upon the occurrence of a change in control will deliver to the trustees of the trusts that sum which the KCS or KCSR Board, as applicable determine is reasonably sufficient for such purpose.
      Mr. Davies’ former employment agreement contained substantially similar provisions to those set forth above for the other Named Executive Officers.

Indemnification Agreements
      KCS has entered into indemnification agreements with its officers and directors. Such agreements are intended to supplement KCS’s officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCS’s Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCS. The indemnification agreements provide for indemnification “to the fullest extent permitted by the Delaware General Corporation Law” and for the prompt advancement of expenses, including attorney’s fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer was or is a party, is threatened to be made a party or is otherwise involved, or to which the director or officer was or is a party, is threatened to be made a party or is otherwise involved by reason of service in certain capacities. Under the indemnification agreements, if required by the Delaware General Corporation Law, an advancement of expenses incurred will be made only upon delivery to KCS of an undertaking to repay all advanced amounts if it is ultimately determined by final adjudication that the officer or director is not entitled to be indemnified for such expenses. The indemnification agreements also provide a mechanism to seek court relief if indemnification or expense advances are not received within specified periods. Indemnification and advancement of expenses would also be provided with respect to a court proceeding initiated for a determination of rights under the indemnification agreement or of certain other matters.

Change in Control Arrangements
      KCS has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the “Beneficiaries”) under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCS and, following a change in control of KCS (as defined by the trust), in the event that KCS fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary’s trust account sufficient to discharge KCS’s obligation as such amounts become due and payable. Most of the trusts require KCS to be solvent, as a condition to making distributions, and certain trusts allow distributions upon the Board of Directors’ approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the employment agreements, the Executive Plan, the Directors’ Deferred Fee Plan, the indemnification agreements, 1991 Plan, and KCS’s charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCS and will terminate automatically if no such change in control occurs prior to December 31, 2005.
      KCSR has established similar trusts relating to its employment continuation commitments under employment agreements and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCS trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCS.
Other Compensatory Plans
      KCS and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the Summary Compensation Table become vested as a result of (a) their retirement or termination of employment or (b) a change in control of KCS, or change in the Named Executive Officer’s responsibilities following such a change of control.

The Employee Stock Ownership Plan
      The KCS Employee Stock Ownership Plan and Trust Agreement (the “ESOP”) is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the “Code”), for purposes of investing in shares of KCS Common Stock and, as of January 1, 2001, a qualified stock bonus plan with respect to the remainder of the ESOP not invested in KCS Common Stock. With respect to the shares of common stock of Stilwell (now Janus Capital Group Inc.; “Janus shares”) held in participants’ ESOP accounts, a participant may: (a) keep the Janus shares in the participant’s account; (b) dispose of the Janus shares and reinvest the proceeds in one or more of the diversified investment funds that are available under the ESOP; (c) dispose of the Janus shares and reinvest the proceeds in KCS Common Stock; or (d) select any combination of the foregoing. Allocations of shares of KCS Common Stock, if any, to participant accounts in the ESOP for any plan year are based upon each participant’s proportionate share of the total eligible compensation paid during the plan year to all participants in the ESOP, subject to Code-prescribed maximum allocation limitations. As of the date of this Proxy Statement, all shares held by the ESOP have been allocated to participants’ accounts. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.
      A participant with less than five years of service is not vested in the ESOP’s contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at his or her retirement at age 65, death or disability or upon a change in control of KCS (as defined in the ESOP). Distributions of benefits under the ESOP may be made in connection with a participant’s death, disability, retirement or other termination of employment. A participant in the ESOP has the right to select whether payment of his or her benefit will take the form of whole shares of KCS Common Stock or a combination of cash and whole shares of KCS Common Stock. Any remaining balance in a participant’s accounts will be paid in cash, except that the participant may elect to have such balance applied to provide whole shares of KCS Common Stock for distribution at the then fair market value. In addition to these distribution options, a participant may elect to receive a distribution in the form of whole Janus shares (to the extent Janus shares are held in the participant’s account). In the event no election is made, the plan provides that the payment shall be made in cash. A participant may further opt to receive payment in a lump sum or in installments.

1991 Amended and Restated Stock Option and Performance Award Plan
      Under the provisions of the 1991 Plan and subject to the terms of the pertinent award agreement, the retirement, death or disability (as such terms are defined in the 1991 Plan) of a Grantee of an Award or a change of control of KCS (as defined in the 1991 Plan) may accelerate the ability to exercise an award as described in this paragraph. Upon the death or disability of a Grantee of an Award under the 1991 Plan, (i) the Grantee’s restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or 12 months, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. Upon the retirement of a Grantee of an Award under the 1991 Plan, (i) the Grantee’s restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or five years from the date of retirement, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. If a Grantee has a Termination of Affiliation (as defined in the 1991 Plan) for any reason other than for Cause (as defined in the 1991 Plan), death, disability or retirement, then (i) the Grantee’s restricted shares, if any, to the extent forfeitable on the date of the Grantee’s Termination of Affiliation, are forfeited on that date, (ii) any unexercised options or SARs, to the extent exercisable immediately before the Grantee’s Termination of Affiliation, may be exercised in whole or in part, up to the earlier of the expiration of the option term or 3 months after the Termination of Affiliation, and (iii) any performance shares or performance units with respect to which the performance period has not ended as of the date of Termination of Affiliation will terminate immediately upon that date. Upon a change of control of KCS (as defined in the 1991 Plan), (i) a Grantee’s restricted shares, if any, that were forfeitable become nonforfeitable, (ii) any options or SARs not exercisable at that time become immediately exercisable, and (iii) KCS will immediately pay to the Grantee, with respect to any performance share or performance unit with respect to which the performance period has not ended as of the date of the change of control, a cash payment based on a formula set forth in the 1991 Plan. LSAR’s are granted in tandem with options. All of the LSAR’s are automatically exercised upon a change of control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan).

KCS 401(k) and Profit Sharing Plan
      The KCS 401(k) and Profit Sharing Plan is a qualified defined contribution plan. KCS originally established the KCS 401(k) Plan effective as of January 1, 1996 and the KCS Profit Sharing Plan as of January 1, 1990. Effective as of January 1, 2001, the Profit Sharing Plan was merged with the 401(k) Plan, which was renamed the KCS 401(k) and Profit Sharing Plan (the “Plan”). Upon the merger of the plans, participant accounts in the Profit Sharing Plan were transferred to the Plan.

      Eligible employees of KCS and other participating subsidiaries of KCS (the “Employer”) may elect to make pre-tax deferral contributions, called 401(k) contributions, to the Plan up to 75% of Compensation (as defined in the Plan) (10% maximum deferral percentage for such contributions with respect to Compensation paid prior to July 1, 2002, unless the employee elects catch-up contributions in accordance with the Plan), and subject to certain limits under the Code. The Employer will make matching contributions to the Plan equal to 100% of a participant’s 401(k) contributions and up to a maximum of 5% of a participant’s Compensation. Matching contributions vest at the rate of 20% at two years of service, 40% at three years of service, 60% at four years of service and 100% at five years of service. A participant becomes 100% vested upon retirement at age 65, death or disability or upon a change in control of KCS (as defined in the Plan). The Employer may, in its discretion, make special contributions on behalf of participants to satisfy certain nondiscrimination requirements imposed by the Code, which are 100% vested.
      The Employer may also make, in its discretion, annual profit sharing contributions in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant’s compensation bears to the total compensation of all participants. Profit sharing contributions, including a participant’s account in the Profit Sharing Plan transferred to the Plan, are 100% vested.
      Participants may direct the investment of their accounts under the Plan by selecting from one or more of the diversified investment funds that are available under the Plan, including a fund consisting of KCS Common Stock. Each participant whose account includes Janus shares may elect, subject to certain restrictions, (i) to continue to hold in such account whole (but no fractional) Janus shares, or (ii) to have all or any portion of such whole Janus shares sold and the sale proceeds reinvested in one or more investment vehicles available under the Plan. Cash dividends received by the Plan with respect to Janus shares held in a participant’s account will be reinvested in one or more investment vehicles, as elected by the participant. Distribution of benefits under the Plan will be made in connection with a participant’s death, disability, retirement or other termination of employment. Subject to certain restrictions, a participant may elect whether payment of his or her benefits will be in a lump sum or in installments. A participant may elect to receive distributions of benefits under the Plan in whole shares of KCS Common Stock, or in a combination of cash and whole shares of KCS Common Stock, to the extent of whole shares of KCS Common Stock allocated to such participant’s accounts. Absent such elections, distributions of benefits will be made in cash.

Equity Compensation Plan Information
      The following table provides information as of December 31, 2004 about our common stock that may be issued upon the exercise of options, warrants and rights, as well as shares remaining available for future issuance under our existing equity compensation plans.

			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities	Weighted-Average	under Equity
	to Be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of	Outstanding	(Excluding Securities
	Outstanding Options,	Options, Warrants	Reflected in
Plan Category	Warrants and Rights	and Rights	Column (a))(1)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,192,742	$8.62	5,093,872
Equity compensation plans not approved by security holders	0	0	0

Total	4,192,742	$8.62	5,093,872

(1)	Includes 4,308,567 shares available for issuance under the Employee Stock Purchase Plan. In addition, includes 785,305 shares available for issuance under the 1991 Plan as awards in the form of Restricted

Shares, Bonus Shares, Performance Units or Performance Shares or issued upon the exercise of Options (including ISOs), stock appreciation rights or limited stock appreciation rights awarded under the 1991 Plan.

      The Company has no knowledge of any arrangement the operation of which may at a subsequent date result in a change of control of the Company.
STOCKHOLDER PROPOSALS
      To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.
      If a holder of KCS Common Stock wishes to present a proposal for inclusion in KCS’s Proxy Statement for next year’s annual meeting of stockholders (other than director nominations), such proposal must be received by KCS on or before December 7, 2005. Such proposal must be made in accordance with the applicable laws and rules of the SEC and the interpretations thereof, as well as KCS’s Bylaws. Any such proposal should be sent to the Corporate Secretary of KCS at P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to KCS at 427 West 12th Street, Kansas City, Missouri 64105).
Director Nominations
      Any stockholder who meets the requirements set forth in KCS’s Bylaws may submit a director candidate nomination for consideration by the Nominating and Governance Committee by complying with the requirements of this section, including: (i) the nomination must be made for an election to be held at a meeting of stockholders at which directors are otherwise to be elected; (ii) the stockholder must be a record owner on the record date for that meeting, and at the meeting, of securities representing at least two percent (2%) of the securities entitled to be voted at the meeting for election of directors; (iii) the stockholder must deliver a timely written nomination notice to the office of the Corporate Secretary, providing the information required by this section; and (iv) the nominee must meet the minimum qualifications for Directors established by the Board.
      With respect to stockholder nominations of candidates for KCS’s Board of Directors, KCS’s Bylaws provide that not less than 90 days nor more than 150 days prior to the first anniversary date of the preceding year’s annual meeting any stockholder who intends to make a nomination at the current year’s annual meeting shall deliver a notice in writing (the “Stockholder’s Notice”) to the Secretary of KCS setting forth as to each person whom the stockholder proposes to nominate (i) all information relating to such person as shall be required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to applicable rules of the Securities and Exchange Commission or the New York Stock Exchange; (ii) the nominee’s written consent to be named in the proxy statement, to serve as a director and to comply with KCS’s rules, guidelines and policies applicable to Directors; (iii) the name and address of the stockholder and the telephone number(s) at which KCS will be able to reach the stockholder and the nominee during normal business hours; (iv) the class and number of shares of KCS which are owned beneficially and of record by the stockholder; (v) a fully completed Director’s Questionnaire on the form supplied by KCS, executed by the nominee; and (vi) such other information as the Nominating Committee shall reasonably deem relevant, to be provided within such time limits as shall reasonably be imposed by the Nominating Committee; provided, however, that in the event that the annual meeting is to be held more than 30 days before, or more than 60 days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to such annual meeting and not later than the 15th day following the day on which public announcement of the date of such annual meeting was first made by KCS. Public announcement is disclosure (i) in any press release distributed by KCS, (ii) published by KCS on its website or (iii) included in a document publicly filed by KCS with the Securities and Exchange Commission. To be timely for a special stockholders’ meeting at which directors will be elected, a Stockholder’s Notice must be received by the

Corporate Secretary’s office not later than the close of business on the 15th day following the day on which KCS shall first publicly announce the date of the special meeting. Proposals to nominate directors to be timely for the 2006 annual meeting, if it occurs on May 4, 2006, must be must be received at the principal executive offices of KCS no earlier than December 6, 2005 and no later February 4, 2006.
      However, no nominee from a stockholder will be considered who was previously submitted for election to the Board of Directors and failed to receive at least 25% of the votes cast at such election, until a period of three years has passed from the date of such election.
Matters Other than Director Nominations
      In addition to any other applicable requirements, for a proposal other than director nominations (other than a proposal requested to be set forth in the Proxy Statement, as noted above) to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCS. To be timely, such Stockholder’s Notice must be delivered to or mailed and received at the principal executive offices of KCS, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A Stockholder’s Notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business. Proposals for matters other than director nominations (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2006 annual meeting, if it occurs on May 4, 2006, must be received at the principal executive offices of KCS no later than March 20, 2006 and no earlier than February 3, 2006.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCS’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCS’s Common Stock or Preferred Stock (collectively “Reporting Persons”), to file reports of their ownership of such stock, and the changes therein, with the SEC, the New York Stock Exchange and KCS (the “Section 16 Reports”). Based solely on a review of the Section 16 reports for 2004 and any amendments thereto furnished to KCS and written representations from certain of the Reporting Persons, no Reporting Person other than Jay M. Nadlman was late in filing such Section 16 Reports for fiscal year 2004. On October 18, 2004, Mr. Nadlman filed an amendment to his original Form 3 filed on April 9, 2001 to include 328 shares of KCS Common Stock inadvertently omitted in his original Form 3.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
      Pursuant to the rules of the SEC, services that deliver KCS’s communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of KCS’s Annual Report and Proxy Statement. KCS will promptly deliver upon written or oral request a separate copy of the Annual Report and/ or Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Kansas City Southern, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if sent by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105), Attention: Corporate Secretary’s Office, and oral requests may be made by calling the KCS Corporate Secretary’s Office at (816) 983-1530. Any stockholder who wants to receive separate copies of the Proxy

Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker or other nominee holder of record.
OTHER MATTERS
      The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCS’s Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCS, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCS’s Bylaws and provide certain additional information; provided, however, that in the event the Annual Meeting is to be held at a date other than the first Tuesday in May and less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, such notice must be delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, which first occurs. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.
      Notwithstanding anything to the contrary set forth in any of KCS’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

By Order of the Board of Directors

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer
Kansas City, Missouri
April 6, 2005
      KCS’s Annual Report includes KCS’s Annual Report on Form 10-K for the year ended December 31, 2004 (without exhibits) as filed with the SEC. KCS will furnish without charge upon written request a copy of KCS’s Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. KCS will furnish copies of such exhibits upon written request therefor and payment of KCS’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of KCS, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105), (816) 983-1538. KCS’s Annual Report on Form 10-K for the year ended December 31, 2004 is also available free of charge on KCS’s website at www.kcsi.com. Through this website, KCS makes available, free of charge, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after electronic filing or furnishing of these reports with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2004 with exhibits, as well as other filings by KCS with the SEC, are also available through the SEC’s Internet site at www.sec.gov. In addition, KCS’s corporate governance guidelines, ethics and legal compliance policy, and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation and Organization Committee of KCS’s Board of Directors are available on KCS’s website. These guidelines and charters are available in print to any stockholder who requests them. Written requests may be made to the Corporate Secretary of KCS, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105).

APPENDIX A
Kansas City Southern
1991 Amended and Restated Stock Option
and Performance Award Plan

KANSAS CITY SOUTHERN
1991 AMENDED AND RESTATED STOCK OPTION
AND PERFORMANCE AWARD PLAN
WITH SECTION 4.1 SHOWING NUMBER OF AUTHORIZED SHARES AS
PROPOSED TO BE INCREASED
Article 1.
Amendment and Restatement, Effective Date, Objectives and Duration
      1.1     Amendment and Restatement of the Plan. Kansas City Southern, a Delaware corporation (the “Company”), has heretofore amended, restated and combined the Kansas City Southern Industries, Inc. 1991 Amended and Restated Stock Option and Performance Award Plan (as amended through September 18, 1997), the Kansas City Southern Industries, Inc. 1993 Directors’ Stock Option Plan (the “1993 Plan”), the Kansas City Southern Industries, Inc. 1987 Stock Option Plan (as amended September 26, 1996) (the “1987 Plan”) and the Kansas City Southern Industries, Inc. 1983 Stock Option Plan (as amended September 26, 1996) (the “1983 Plan”) (as the same may be amended from time to time, the “Plan”). The Plan, as so amended, restated and combined, was adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company, to be effective as of July 15, 1998 (the “Effective Date”). On May 6, 1999, the Board amended Sections 2.14 and 15.1 of the Plan. Effective as of July 11, 2000, the Compensation and Organization Committee of the Board (the “Compensation Committee”) amended Sections 2.50, 4.1 and 5.7 of the Plan and, effective as of July 12, 2000, adjusted the number of Shares referred to as reserved for issuance in Section 4.1 of the Plan to reflect the 1-for-2 reverse stock split that took place on that date. On November 7, 2002, the Compensation Committee amended the Plan to reflect the Company’s name change from Kansas City Southern Industries, Inc. to Kansas City Southern. On May 5, 2004, the Compensation Committee amended Sections 1.3 and 4.1 and deleted Sections 5.9 and 6.5(e) of the Plan. On March 14, 2005, the Compensation Committee amended Section 3.2 of the Plan. The Plan, as so amended, has been restated as set forth herein effective as of March 14, 2005.
      1.2     Objectives of the Plan. The Plan is intended to allow employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants. The Plan also is intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals; to provide employees, directors and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors and consultants.
      1.3     Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board or the Committee to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of July 14, 2008 or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the stockholders of the Company.
Article 2.
Definitions
      Whenever used in the Plan, the following terms shall have the meanings set forth below:
      2.1     “Article” means an Article of the Plan.
      2.2     “Award” means Options (including Incentive Stock Options), Restricted Shares, Bonus Shares, stock appreciation rights (SARs), limited stock appreciation rights (LSARs), Performance Units or Performance Shares granted under the Plan.

      2.3     “Award Agreement” means the written agreement by which an Award shall be evidenced.
      2.4     “Board” has the meaning set forth in Section 1.1.
      2.5     “Bonus Shares” means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a Subsidiary.
      2.6     “Cause” means, unless otherwise defined in an Award Agreement,

(i) before the occurrence of a Change of Control, any one or more of the following, as determined by the Committee:

(A) a Grantee’s commission of a crime which, in the judgment of the Committee, resulted or is likely to result in damage or injury to the Company or a Subsidiary;

(B) the material violation by the Grantee of written policies of the Company or a Subsidiary;

(C) the habitual neglect or failure by the Grantee in the performance of his or her duties to the Company or a Subsidiary (but only if such neglect or failure is not remedied within a reasonable remedial period after Grantee’s receipt of written notice from the Company which describes such neglect or failure in reasonable detail and specifies the remedial period); or

(D) action or inaction by the Grantee in connection with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in material injury to the Company or a Subsidiary; and

(ii) from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee:

(A) Grantee’s conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material damage or injury, financial or otherwise, to the Company;

(B) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material damage or injury, financial or otherwise, to the Company (but only if such act or inaction is not remedied within 15 business days of Grantee’s receipt of written notice from the Company which describes the act or inaction in reasonable detail); or

(C) the consistent gross neglect of duties or consistent wanton negligence by the Grantee in the performance of the Grantee’s duties (but only if such neglect or negligence is not remedied within a reasonable remedial period after Grantee’s receipt of written notice from the Company which describes such neglect or negligence in reasonable detail and specifies the remedial period).
      2.7     “Change of Control” means, unless otherwise defined in an Award Agreement, any one or more of the following:

(i) the acquisition or holding by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than by the Company or any Subsidiary or any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of the then-outstanding Common Stock or the then-outstanding Voting Power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock and Voting Power of the Company; or

(ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least 75% of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s stockholders was approved by at least 75% of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act) or “tender offer” (as such term is used in Section 14(d) of the 1934 Act) or a proposed Extraordinary Transaction (as defined below)) shall be deemed to be a member of the Incumbent Board; or

(iii) approval by the stockholders of the Company of any one or more of the following:

(A) a merger, reorganization, consolidation or similar transaction (any of the foregoing, an “Extraordinary Transaction”) with respect to which persons who were the respective beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective ownership, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company,

(B) a liquidation or dissolution of the Company, or

(C) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions.
      2.8     “Change of Control Value” means the Fair Market Value of a Share on the date of a Change of Control.
      2.9     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor code.
      2.10     “Committee,” “Plan Committee” and “Management Committee” have the meaning set forth in Article 3.
      2.11     “Common Stock” means the common stock, $.01 par value, of the Company.
      2.12     “Company” has the meaning set forth in Section 1.1.
      2.13     “Covered Employee” means a Grantee who, as of the date that the value of an Award is recognizable as taxable income, is one of the group of “covered employees,” within the meaning of Code Section 162(m).
      2.14     “Disability” means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, means total disability as determined for purposes of the long term disability plan of KCS or any Subsidiary or other employer of the Grantee and disability shall be deemed to occur for purposes of the Plan on the date such determination of disability is made.
      2.15     “Disqualifying Disposition” has the meaning set forth in Section 6.4.
      2.16     “Effective Date” has the meaning set forth in Section 1.1.
      2.17     “Eligible Person” means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disability, (ii) any director of the Company or any Subsidiary and (iii) any person performing services for the Company or a Subsidiary in the capacity of a consultant.

      2.18     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.
      2.19     “Extraordinary Transaction” has the meaning set forth in Section 2.7.
      2.20     “Fair Market Value” means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined by the Committee, as of any date, (i) the average of the high and low trading prices on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined by the Committee.
      2.21     “Freestanding SAR” means an SAR that is granted independently of any other Award.
      2.22     “Good Reason” means, unless otherwise defined in an Award Agreement, the occurrence after a Change of Control, without a Grantee’s prior written consent, of any one or more of the following:

(i) the assignment to the Grantee of any duties which result in a material adverse change in the Grantee’s position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Grantee,

(ii) any relocation of the Grantee of more than 40 miles from the place where the Grantee was located at the time of the Change of Control, or

(iii) a material reduction or elimination of any component of the Grantee’s rate of compensation, including (x) base salary, (y) any incentive payment or (z) benefits or perquisites which the Grantee was receiving immediately prior to a Change of Control.
      2.23     “Grant Date” has the meaning set forth in Section 5.2.
      2.24     “Grantee” means an individual who has been granted an Award.
      2.25     “Incentive Stock Option” means an option granted under Article 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.
      2.26     “including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.
      2.27     “LSAR” means a limited stock appreciation right.
      2.28     “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.
      2.29     “Minimum Consideration” means $.01 per Share or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.
      2.30     “Option” means an option granted under Article 6 of the Plan.
      2.31     “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

      2.32     “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect.
      2.33     “Outside Director” means a member of the Board who is not an employee of the Company or any Subsidiary.
      2.34     “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).
      2.35     “Performance Period” has the meaning set forth in Section 9.2.
      2.36     “Performance Share” or “Performance Unit” has the meaning set forth in Article 9.
      2.37     “Period of Restriction” means the period during which the transfer of Restricted Shares is limited in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.
      2.38     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
      2.39     “Plan” has the meaning set forth in Section 1.1.
      2.40     “Required Withholding” has the meaning set forth in Article 16.
      2.41     “Restricted Shares” means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.
      2.42     “Retirement” means for any Grantee who is an employee, Termination of Affiliation by the Grantee upon either (i) having both attained age fifty-five (55) and completed at least ten (10) years of service with the Company or a Subsidiary or (ii) meeting such other requirements as may be specified by the Committee.
      2.43     “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as in effect from time to time.
      2.44     “SAR” means a stock appreciation right.
      2.45     “SEC” means the United States Securities and Exchange Commission, or any successor thereto.
      2.46     “Section” means, unless the context otherwise requires, a Section of the Plan.
      2.47     “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.
      2.48     “Share” means a share of Common Stock.
      2.49     “Strike Price” of any SAR shall equal, for any Tandem SAR (whether such Tandem SAR is granted at the same time as or after the grant of the related Option), the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may specify a higher Strike Price in the Award Agreement.
      2.50     “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation or partnership or other similar entity with respect to which the Company owns, directly or indirectly, 50% (or such lesser percentage as the Committee may specify, which percentage may be changed from time to time and may be different for different entities) or more of the Voting Power of such corporation, partnership or other entity.

      2.51     “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require cancellation of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall similarly be canceled).
      2.52     “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, director or consultant, or with respect to an individual who is an employee or director of, or consultant to, a corporation which is a Subsidiary, the first day on which such corporation ceases to be a Subsidiary.
      2.53     “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.
      2.54     “Voting Power” means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.
Article 3.
Administration
      3.1     Committee.
      (a) Subject to Article 15, and to Section 3.2, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan (“Plan Committee”). To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 or meet the Performance-Based Exception, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” as defined for purposes of the regulations under Code Section 162(m) and “non-employee directors” within the meaning of Rule 16b-3. The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.
      (b) The Board or the Plan Committee may appoint and delegate to another committee (“Management Committee”) any or all of the authority of the Board or the Plan Committee, as applicable, with respect to Awards to Grantees other than Grantees who are Section 16 Persons at the time any such delegated authority is exercised.
      (c) Any references herein to “Committee” are references to the Board, or the Plan Committee or the Management Committee, as applicable.
      3.2     Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

(i) to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, Performance Unit or Performance Share, and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

(ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(iii) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(iv) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

(v) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

(vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(vii) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

(viii) subject to Sections 1.3 and 5.3, to extend the time during which any Award or group of Awards may be exercised;

(ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law;

(x) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

(xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.
      Notwithstanding the foregoing authority of the Committee and notwithstanding any other discretionary power granted to the Committee under the Plan, without the prior approval of the Company’s stockholders, the Committee may not amend the terms of any option to reduce the option price, nor cancel any option and grant a new option in its place if the effect is the same as if the cancelled option had been amended to reduce the option price. Further, the Board may not amend the Plan to authorize the Committee to take any such action without the prior approval of the Company’s stockholders.
      All determinations on all matters relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.
Article 4.
Shares Subject to the Plan and Maximum Awards
      4.1     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be equal to the sum of (i) 18,100,000, and (ii) the total number of Shares subject to Awards granted under the 1993 Plan, 1987 Plan and 1983 Plan that are outstanding as of the Effective Date (for a total of 18,503,186); and the number of Shares for which Awards may be granted to any Grantee on any Grant Date, when aggregated with the number of Shares for which Awards have previously been granted to such Grantee in the same calendar year, shall not exceed the greater of (i) one percent (1%) of the total Shares outstanding as of such Grant Date or (ii) 1,300,000; provided, however, that the total number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 2,000,000. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan. If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained) are withheld or applied as payment in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for grant under the Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury Shares or newly-issued Shares.
      4.2     Adjustments in Authorized Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
Article 5.
Eligibility and General Conditions of Awards
      5.1     Eligibility. The Committee may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.
      5.2     Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee.
      5.3     Maximum Term. The Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Committee pursuant to Article 12 may, if so permitted or required by the Committee, extend more than 10 years after the Grant Date of the Award to which the deferral relates.
      5.4     Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.
      5.5     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.
      5.6     Termination of Affiliation. Except as otherwise provided in an Award Agreement, and subject to the provisions of Section 14.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

(a) For Cause. If a Grantee has a Termination of Affiliation for Cause, (i) the Grantee’s Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee; and (ii) any unexercised Option, LSAR or SAR, and any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

(b) On Account of Death or Disability. If a Grantee has a Termination of Affiliation on account of death or Disability, then:

(i) the Grantee’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

(ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 11; and

(iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

(1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

(c) On Account of Retirement. If a Grantee has a Termination of Affiliation on account of Retirement, then:

(i) the Grantee’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

(ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first five years after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 11; and

(iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation on account of Retirement shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

(1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

(d) Any Other Reason. If a Grantee has a Termination of Affiliation for any reason other than for Cause, death, Disability or Retirement, then:

(i) the Grantee’s Restricted Shares, to the extent forfeitable on the date of the Grantee’s Termination of Affiliation, shall be forfeited on such date;

(ii) any unexercised Option or SAR, to the extent exercisable immediately before the Grantee’s Termination of Affiliation, may be exercised in whole or in part, not later than three months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 11; and

(iii) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.
      5.7     Nontransferability of Awards.
      (a) Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative;
      (b) Except as provided in Section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
      (c) To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, a Grantee may transfer an Award (other than an Incentive Stock Option) to (i) a spouse, sibling, parent, child (including an adopted child) or grandchild (any of which, an “Immediate Family Member”) of the Grantee; (ii) a trust, the primary beneficiaries of which consist exclusively of the Grantee or Immediate Family Members of the Grantee; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Grantee or Immediate Family Members of the Grantee.
      5.8     Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.
Article 6.
Stock Options
      6.1     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Without in any manner limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary.
      6.2     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.
      6.3     Option Price. The Option Price of an Option under this Plan shall be determined by the Committee, and shall be equal to or more than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option that is (x) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (y) associated with an option to purchase shares of stock of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option (“Substitute Option”) may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date.
      6.4     Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an “incentive stock option” under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option shall, to the extent required by Section 422 of the Code:

(i) if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(ii) be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

(iii) not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary thereof (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(iv) if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during the same calendar year (“Prior Grants”) would exceed the $100,000 Limit be exercisable as follows:

(A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as an Option which is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(v) be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(vi) by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death.
      Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a “Disqualifying Disposition”), within 10 days of such Disqualifying Disposition.
      Notwithstanding the foregoing and Section 3.2(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.
      6.5     Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

(a) cash, personal check or wire transfer;

(b) Mature Shares, valued at their Fair Market Value on the date of exercise;

(c) Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such Share valued at the Fair Market Value of a Share on the date of exercise;

(d) subject to applicable law, pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.
      If any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Option Price, a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.
Article 7.
Stock Appreciation Rights and Limited Stock Appreciation Rights
      7.1     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.
      The Committee shall determine the number of SARs granted to each Grantee (subject to Article 4), the Strike Price thereof, and, consistent with Section 7.2 and the other provisions of the Plan, the other terms and conditions pertaining to such SARs.
      7.2     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Award upon the surrender of the right to exercise the equivalent portion of the related Award. A Tandem SAR may be exercised only with respect to the Shares for which its related Award is then exercisable.

      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR, (i) the Tandem SAR will expire no later than the expiration of the underlying Option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option.
      7.3     Payment of SAR Amount. Upon exercise of an SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:
      (a) the excess of the Fair Market Value of a Share on the date of exercise over the Strike Price;
by
      (b) the number of Shares with respect to which the SAR is exercised;
provided that the Committee may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Grant Date as the Committee shall specify. As determined by the Committee, the payment upon SAR exercise may be in cash, in Shares which have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.
      7.4     Grant of LSARs. Subject to the terms and conditions of the Plan, LSARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. Each LSAR shall be identified with a Share subject to an Option or SAR held by the Grantee, which may include an Option or SAR previously granted under the Plan. Upon the exercise, expiration, termination, forfeiture or cancellation of the Option or SAR with which an LSAR is identified, such LSAR shall terminate.
      7.5     Exercise of LSARs. Each LSAR shall automatically be exercised upon a Change of Control which has not been approved by the Incumbent Board. The exercise of an LSAR shall result in the cancellation of the Option or SAR with which such LSAR is identified, to the extent of such exercise.
      7.6     Payment of LSAR Amount. Within 10 business days after the exercise of an LSAR, the Company shall pay to the Grantee, in cash, an amount equal to the difference between:

(a) the greatest of (i) the Change of Control Value, (ii) the Fair Market Value of a Share on the date occurring during the 180-day period immediately preceding the date of the Change of Control on which such Fair Market Value is the greatest, or (iii) such other valuation amount, if any, as may be determined pursuant to the provisions of the applicable Award Agreement;
minus

(b) either (i) in the case of an LSAR identified with an Option, the Option Price of such Option or (ii) in the case of an LSAR identified with an SAR, the Strike Price of such SAR.
Article 8.
Restricted Shares
      8.1     Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.
      8.2     Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary and/or individual), time-based restrictions on vesting, and/or restrictions under applicable securities laws.

      8.3     Consideration. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, which shall be (except with respect to Restricted Shares that are treasury shares) at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.
      8.4     Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.
      8.5     Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.
Article 9.
Performance Units and Performance Shares
      9.1     Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
      9.2     Value/ Performance Goals. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”
      9.3     Earning of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
      If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.
      9.4     Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Committee may pay earned Performance Units or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      As determined by the Committee, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Committee, be entitled to exercise his or her voting rights with respect to such Shares.
Article 10.
Bonus Shares
      Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee. The terms of such Bonus Shares shall be set forth in the Award Agreement pertaining to the grant of the Award.
Article 11.
Beneficiary Designation
      Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.
Article 12.
Deferrals
      The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, or the grant of Bonus Shares. If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee’s Termination of Affiliation.
Article 13.
Rights of Employees/ Directors/ Consultants
      13.1     Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee’s employment, directorship or consultancy at any time, nor confer upon any Grantee the right to continue in the employ or as a director or consultant of the Company.
      13.2     Participation. No employee, director or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

Article 14.
Change of Control
      14.1     Change of Control. Except as otherwise provided in an Award Agreement, if a Change of Control occurs, then:

(i) the Grantee’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

(ii) any unexercised Option or SAR, whether or not exercisable on the date of such Change of Control, shall thereupon be fully exercisable and may be exercised, in whole or in part; and

(iii) the Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Change of Control, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

(1) a fraction, the numerator of which is the number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Change of Control and the denominator of which is the number of whole and partial months in the Performance Period; and

(2) a percentage equal to a greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Performance Period.
      14.2     Pooling of Interests Accounting. If the Committee determines, prior to a sale or merger of the Company that the Committee determines is reasonably likely to occur, that the grant or exercise of Options, SARs or LSARs would preclude the use of pooling of interests accounting (“pooling”) after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (a) make any adjustments in such Options, SARs or LSARs prior to the sale or merger that will permit pooling after the consummation of such sale or merger or (b) cause the Company to pay the benefits attributable to such Options, SARs or LSARs (including for this purpose not only the spread between the then Fair Market Value of the Shares subject to such Options, SARs or LSARs and the Option Price or Strike Price applicable thereto, but also the additional value of such Options, SARs, or LSARs in excess of such spread, as determined by the Committee) in the form of Shares if such payment would not cause the transaction to remain or become ineligible for pooling; provided, however, no such adjustment or payment may be made that would adversely affect in any material way any such Options, SARs or LSARs without the consent of the affected Grantee.
Article 15.
Amendment, Modification, and Termination
      15.1     Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company’s stockholders. The Board may delegate to the Plan Committee any or all of the authority of the Board under Section 15.1 to alter, amend suspend or terminate the Plan.
      15.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the

Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of the Performance-Based Exception.
      15.3     Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.
Article 16.
Withholding
      16.1     Withholding
      (a) Mandatory Tax Withholding.

(1) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or if determined by the Committee, Mature Shares, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (iii) any combination of the foregoing.

(2) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.
      (b) Elective Share Withholding.

(1) Subject to subsection 16.1(b)(2), a Grantee may elect the withholding (“Share Withholding”) by the Company of a portion of the Shares subject to an Award upon the exercise of such Award or upon Restricted Shares becoming non-forfeitable or upon making an election under Section 83(b) of the Code (each, a “Taxable Event”) having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee’s prior approval, a greater amount, not to exceed the estimated total amount of such Grantee’s tax liability with respect to the Taxable Event.

(2) Each Share Withholding election shall be subject to the following conditions:

(A) any Grantee’s election shall be subject to the Committee’s discretion to revoke the Grantee’s right to elect Share Withholding at any time before the Grantee’s election if the Committee has reserved the right to do so in the Award Agreement;

(B) the Grantee’s election must be made before the date (the “Tax Date”) on which the amount of tax to be withheld is determined; and

(C) the Grantee’s election shall be irrevocable.
      16.2     Notification Under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

Article 17.
Successors
      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.
Article 18.
Additional Provisions
      18.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.
      18.2     Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
      18.3     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.
      18.4     Securities Law Compliance.
      (a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.
      (b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
      18.5     No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may provide for payment of interest on deferred cash dividends.
      18.6     Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.
      18.7     Performance Measures. Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 18.7, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following:

(a) Earnings (either in the aggregate or on a per-share basis);

(b) Net income (before or after taxes);

(c) Operating income;

(d) Cash flow;

(e) Return measures (including return on assets, equity, or sales);

(f) Earnings before or after either, or any combination of, taxes, interest or depreciation and amortization;

(g) Gross revenues;

(h) Share price (including growth measures and stockholder return or attainment by the Shares of a specified value for a specified period of time);

(i) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

(j) Net economic value; or

(k) Market share.
      Any of the foregoing performance measures may be applied, as determined by the Committee, on the basis of the Company as a whole, or in respect of any one or more Subsidiaries or divisions of the Company or any part of a Subsidiary or division of the Company that is specified by the Committee.
      The Committee may adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward without the approval of the Company’s stockholders (the Committee may adjust such Awards downward).
      In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.
      18.8     Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

Kansas City Southern
Annual Meeting of Shareholders
May 5, 2005
YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS, EACH OF WHICH IS VALID UNDER DELAWARE LAW:

1.	Vote by Internet
2.	Vote by Phone
3.	Vote by mailing your proxy in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	Visit our Internet Voting site at http://www.eproxyvote.com/ksua and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 4, 2005. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	On A Touch-Tone Telephone Call Toll Free 1-800-758-6973 and follow the instructions.
3.	When instructed, enter the Control Number, which is printed on the lower right-hand corner of your proxy card below.
4.	Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 4, 2005. Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY MAIL

1.	Read the accompanying Proxy Statement.
2.	Mark your vote on the reverse side of the attached proxy card.
3.	Sign and date the proxy card.
4.	Detach and return the proxy card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE

(Tear Here)

KANSAS CITY SOUTHERN	PROXY

      This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 6, 2005, receipt of which is hereby acknowledged.

Signature Date , 2005

Signature Date , 2005
Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Special Meeting:

☐ Will Attend	☐ Will Not Attend

(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

KANSAS CITY SOUTHERN	PROXY

This proxy is solicited by the Board of Directors. Michael G. Fitt, Michael R. Haverty and Thomas A. McDonnell, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 5, 2005, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. If no choice is specified, such proxies will vote “For” the nominees named hereon and “For” proposals 2 and 3.

1.	Election of two directors.
Nominees: 01) Robert J. Druten and 02) Rodney E. Slater.

	☐	FOR all nominees except those indicated below:

	☐	WITHHOLD AUTHORITY to vote for all nominees.

Unless authority to vote for any nominee is withheld, authority to vote cumulatively for such nominee is deemed granted, and if other persons are nominated, this proxy may be voted for less than all the nominees named above. In the proxy holders’ discretion, to elect the maximum number of Board recommended nominees.

2.	Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to increase the Number of Shares Authorized for issuance under the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Kansas City Southern
Annual Meeting of Shareholders
May 5, 2005
YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS, EACH OF WHICH IS VALID UNDER DELAWARE LAW:

1.	Vote by Internet
2.	Vote by Phone
3.	Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	Visit our Internet Voting site at http://www.eproxyvote.com/ksuepa and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 3, 2005. Your Internet vote instructs the Trustee of the Plan how to vote the shares of Kansas City Southern allocated to your account under the Plan.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	On A Touch-Tone Telephone Call Toll Free 1-800-758-6973 and follow the instructions.
3.	When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.
4.	Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 3, 2005. Your Telephone vote instructs the Trustee of the Plan how to vote the shares of Kansas City Southern allocated to your account under the Plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY MAIL

1.	Read the accompanying Proxy Statement.
2.	Mark your vote on the reverse side of the attached voting instruction card.
3.	Sign and date the voting instruction card.
4.	Detach and return the voting instruction card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE KANSAS CITY SOUTHERN EMPLOYEE STOCK OWNERSHIP PLAN

Signature Date , 2005 Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2005, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of two directors.
Nominees: 01) Robert J. Druten and 02) Rodney E. Slater.

	☐	FOR all nominees except those indicated below:

	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.	Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to increase the Number of Shares Authorized for issuance under the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
Annual Meeting of Shareholders
May 5, 2005
YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS, EACH OF WHICH IS VALID UNDER DELAWARE LAW:

1.	Vote by Internet
2.	Vote by Phone
3.	Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	Visit our Internet Voting site at http://www.eproxyvote.com/ksu4ka and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 3, 2005. Your Internet vote instructs the Trustee of the Plan how to vote the shares of Kansas City Southern allocated to your account under the Plan.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	On A Touch-Tone Telephone Call Toll Free 1-800-758-6973 and follow the instructions.
3.	When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.
4.	Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 3, 2005. Your Telephone vote instructs the Trustee of the Plan how to vote the shares of Kansas City Southern allocated to your account under the Plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY MAIL

1.	Read the accompanying Proxy Statement.
2.	Mark your vote on the reverse side of the attached voting instruction card.
3.	Sign and date the voting instruction card.
4.	Detach and return the voting instruction card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE KANSAS CITY SOUTHERN 401(K) AND PROFIT SHARING PLAN.

Signature Date , 2005 Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2005, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of two directors.
Nominees: 01) Robert J. Druten and 02) Rodney E. Slater.

	☐	FOR all nominees except those indicated below:

	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.	Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to increase the Number of Shares Authorized for issuance under the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
Annual Meeting of Shareholders
May 5, 2005
YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS, EACH OF WHICH IS VALID UNDER DELAWARE LAW:

1.	Vote by Internet
2.	Vote by Phone
3.	Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	Visit our Internet Voting site at http://www.eproxyvote.com/ksudea and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 3, 2005. Your Internet vote instructs the Trustee of the Plan how to vote the shares of Kansas City Southern allocated to your account under the Plan.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	On A Touch-Tone Telephone Call Toll Free 1-800-758-6973 and follow the instructions.
3.	When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.
4.	Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 3, 2005. Your Telephone vote instructs the Trustee of the Plan how to vote the shares of Kansas City Southern allocated to your account under the Plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY MAIL

1.	Read the accompanying Proxy Statement.
2.	Mark your vote on the reverse side of the attached voting instruction card.
3.	Sign and date the voting instruction card.
4.	Detach and return the voting instruction card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO MARSHALL & ILSLEY TRUST AS TRUSTEE UNDER
THE EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.

Signature Date , 2005 Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2005, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of two directors.
Nominees: 01) Robert J. Druten and 02) Rodney E. Slater.

	☐	FOR all nominees except those indicated below:

	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.	Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to increase the Number of Shares Authorized for issuance under the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
427 West 12th Street
Kansas City, Missouri 64105

April 6, 2005

Dear Participant in the Gateway Western Railway Union 401(k) Plan:

      Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 5, 2005, which instructs Nationwide Trust Company as Trustee of the Gateway Western Railway Union 401(k), how to vote the shares of KCS common stock allocated to your 401(k) account.

      Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty
Chairman of the Board,
President and Chief Executive Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

(Date, sign and return promptly in the prepaid envelope enclosed)
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE GATEWAY WESTERN RAILWAY UNION 401(K) PLAN

Signature                                        Date                     ,2005
Please sign exactly as name appears.

                    (Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2005, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of two directors.
Nominees: 01) Robert J. Druten and 02) Rodney E. Slater.

	☐	FOR all nominees except those indicated below:

	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.	Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to increase the Number of Shares Authorized for issuance under the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
427 West 12th Street
Kansas City, Missouri 64105

April 6, 2005

Dear Participant in The Kansas City Southern Railway Company Union 401(k) Plan:

      Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 5, 2005, which instructs Nationwide Trust Company as Trustee of The Kansas City Southern Railway Company Union 401(k) Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

      Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty
Chairman of the Board, President and Chief Executive Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

(Date, sign and return promptly in the prepaid envelope enclosed)
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE KANSAS CITY SOUTHERN RAILWAY COMPANY UNION 401(K) PLAN

Signature Date , 2005 Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2005, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of two directors.
Nominees: 01) Robert J. Druten and 02) Rodney E. Slater.

	☐	FOR all nominees except those indicated below:

	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.	Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to increase the Number of Shares Authorized for issuance under the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
427 West 12th Street
Kansas City, Missouri 64105

April 6, 2005

Dear Participant in the MidSouth Rail Union 401(k) Plan:

      Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 5, 2005, which instructs Nationwide Trust Company as Trustee of the MidSouth Rail Union 401(k) Retirement Savings Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

      Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty
Chairman of the Board, President and Chief Executive Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

(Date, sign and return promptly in the prepaid envelope enclosed)
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE MIDSOUTH RAIL UNION 401(K) RETIREMENT SAVINGS PLAN

Signature Date , 2005 Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2005, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of two directors.
Nominees: 01) Robert J. Druten and 02) Rodney E. Slater.

	☐	FOR all nominees except those indicated below:

	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.	Approval of an Amendment to the Amended and Restated 1991 Stock Option and Performance Award Plan to increase the Number of Shares Authorized for issuance under the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2005.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.